UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1236

DWS Balanced Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

OCTOBER 31, 2007

Annual Report
to Shareholders

DWS Balanced Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

cklick here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund also invests in individual bonds whose yields and market values fluctuate, so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read the prospectus for details regarding the fund's risk.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 0.98%, 1.98%, 1.77% and 0.75% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class A, B and Institutional Class shares and for the 3-year, 5-year and 10-year periods shown for Class C shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/07
DWS Balanced Fund	1-Year	3-Year	5-Year	10-Year
Class A	9.08%	8.47%	8.51%	4.82%
Class B	8.79%	8.07%	7.89%	4.02%
Class C	8.05%	7.54%	7.58%	3.90%
Institutional Class	9.32%	8.78%	8.86%	5.20%
S&P 500® Index+	14.56%	13.16%	13.88%	7.10%
Russell 1000® Index++	15.03%	13.82%	14.54%	7.40%
Lehman Brothers US Aggregate Index+++	5.38%	3.88%	4.41%	5.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/07	$ 10.25	$ 10.30	$ 10.22	$ 10.26
10/31/06	$ 9.70	$ 9.75	$ 9.68	$ 9.72
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .32	$ .29	$ .23	$ .35
Class A Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	345	of	456	76
3-Year	250	of	347	72
5-Year	197	of	235	84
10-Year	96	of	129	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Balanced Fund — Class A [] S&P 500 Index+ [] Russell 1000 Index++ [] Lehman Brothers US Aggregate Index+++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/07
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,281	$12,028	$14,176	$15,089
	Average annual total return	2.81%	6.35%	7.23%	4.20%
Class B	Growth of $10,000	$10,579	$12,421	$14,518	$14,826
	Average annual total return	5.79%	7.49%	7.74%	4.02%
Class C	Growth of $10,000	$10,805	$12,437	$14,412	$14,662
	Average annual total return	8.05%	7.54%	7.58%	3.90%
S&P 500 Index+	Growth of $10,000	$11,456	$14,490	$19,153	$19,860
	Average annual total return	14.56%	13.16%	13.88%	7.10%
Russell 1000 Index++	Growth of $10,000	$11,503	$14,744	$19,717	$20,419
	Average annual total return	15.03%	13.82%	14.54%	7.40%
Lehman Brothers US Aggregate Index+++	Growth of $10,000	$10,538	$11,211	$12,411	$17,757
	Average annual total return	5.38%	3.88%	4.41%	5.91%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Balanced Fund — Institutional Class [] S&P 500 Index+ [] Russell 1000 Index++ [] Lehman Brothers US Aggregate Index+++

Yearly periods ended October 31
Comparative Results as of 10/31/07
DWS Balanced Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,093,200	$1,287,300	$1,528,800	$1,660,400
	Average annual total return	9.32%	8.78%	8.86%	5.20%
S&P 500 Index+	Growth of $1,000,000	$1,145,600	$1,449,000	$1,915,300	$1,986,000
	Average annual total return	14.56%	13.16%	13.88%	7.10%
Russell 1000 Index++	Growth of $1,000,000	$1,150,300	$1,474,400	$1,971,700	$2,041,900
	Average annual total return	15.03%	13.82%	14.54%	7.40%
Lehman Brothers US Aggregate Index+++	Growth of $1,000,000	$1,053,800	$1,121,100	$1,241,100	$1,775,700
	Average annual total return	5.38%	3.88%	4.41%	5.91%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.
+++ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 0.78% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended October 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 10/31/07
DWS Balanced Fund	1-Year	Life of Class*
Class S	9.17%	8.26%
S&P 500 Index+	14.56%	13.16%
Russell 1000 Index++	15.03%	13.63%
Lehman Brothers US Aggregate Index+++	5.38%	4.67%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/07	$ 10.25
10/31/06	$ 9.71
Distribution Information: Twelve Months as of 10/31/07: Income Dividends	$ .34
Class S Lipper Rankings — Mixed-Asset Target Allocation Moderate Funds Category as of 10/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	339	of	456	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Balanced Fund — Class S [] S&P 500 Index+ [] Russell 1000 Index++ [] Lehman Brothers US Aggregate Index++

Comparative Results as of 10/31/07
DWS Balanced Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,917	$12,331
	Average annual total return	9.17%	8.26%
S&P 500 Index+	Growth of $10,000	$11,456	$13,764
	Average annual total return	14.56%	13.16%
Russell 1000 Index++	Growth of $10,000	$11,503	$13,910
	Average annual total return	15.03%	13.63%
Lehman Brothers US Aggregate Index+++	Growth of $10,000	$10,538	$11,252
	Average annual total return	5.38%	4.67%

The growth of $10,000 is cumulative.

* The Class commenced operations on March 14, 2005. Index returns began on March 31, 2005.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. On January 23, 2007, the Russell 1000 Index replaced the S&P 500 as the fund's benchmark index because the advisor believes that it more accurately reflects the fund's investment strategy.
+++ The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, corporate bond issues and mortgage securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, B, S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2007 to October 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,031.90	$ 1,030.70	$ 1,026.60	$ 1,032.90	$ 1,033.60
Expenses Paid per $1,000*	$ 4.66	$ 5.78	$ 8.79	$ 3.69	$ 3.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/07	$ 1,020.62	$ 1,019.51	$ 1,016.53	$ 1,021.58	$ 1,022.13
Expenses Paid per $1,000*	$ 4.63	$ 5.75	$ 8.74	$ 3.67	$ 3.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Balanced Fund	.91%	1.13%	1.72%	.72%	.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Balanced Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Balanced Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

The fund is managed by a team of investment professionals who share responsibility for the fund's investment management decisions. The following people handle the day-to-day management of the fund.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2005.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

John Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Portfolio and Sector Manager for Institutional Fixed Income: Louisville.

Joined Deutsche Asset Management and the fund in 2007 after 14 years of experience at INVESCO and Freddie Mac. Previously, was head of Structured Securities sector team at INVESCO and before that was senior fixed income portfolio manager at Freddie Mac specializing in MBS, CMBS, collateralized mortgage obligations, ARMS, mortgage derivatives, US Treasuries and agency debt.

BS, University of Maryland; MBA William & Mary.

J. Richard Robben, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2007 after 11 years of experience at INVESCO Institutional, most recently as senior portfolio manager for LIBOR-related strategies and head of portfolio construction group for North American Fixed Income.

BA, Bellarmine University.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation Portfolio Manager: New York.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

Joined the fund in 2005.

BS, MS, Moscow State University; MBA, University of Chicago.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2002.

Head of Large Cap Growth Portfolio Selection Team.

Previous experience includes 18 years of investment industry experience at Mason Street Advisors, as Managing Director and team leader for the large-cap investment team.

BBA, MBA, University of Wisconsin — Madison.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

Thomas Picciochi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Quantitative strategies: New York.

Joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management.

Joined the fund in 2007.

BA and MBA, University of Miami.

Jin Chen

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global strategies: NewYork

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

Joined the fund in 2007.

BS, Nanjing University; MS, Michigan State University

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: NewYork.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

Joined the fund in 2007.

BA, University of Connecticut.

In the following interview, Portfolio Managers Julie Abbett, Jin Chen, William Chepolis, Matthew MacDonald, John Brennan, Richard Robben, Inna Okounkova, Thomas Picciochi, Gary Sullivan, Julie Van Cleave and Robert Wang discuss the stock and bond markets, portfolio management strategy and the resulting performance of DWS Balanced Fund for the fund's fiscal year ended October 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March 2007. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate reduction. Volatility returned in October, as markets weakened a bit, then moved up again to end the month near the level at the end of September and significantly higher than a year earlier.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 14.53% for the 12 months ended October 31, 2007.1 Large-cap stocks performed better than small-cap issues: The Russell 1000® Index posted a return of 15.03% for the 12-month period, while the Russell 2000® Index returned 9.27%.2 Growth stocks performed better than value stocks: the return of the Russell 1000® Growth Index was 19.23%, compared with 10.83% for the Russell 1000® Value Index.3

1 Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Bond returns were also positive, but lower than equity returns. Return of the Lehman Brothers US Aggregate Index, which is considered indicative of broad bond market trends, was 5.38% for the 12-month period, and the Credit Suisse High Yield Index returned 7.70%.4

4 The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of Treasury issues, corporate bond issues and mortgage securities. The Credit Suisse (CS) First Boston High Yield Index is an unmanaged, unleveraged trader-priced portfolio constructed to mirror the global high-yield debt market.
Index returns assume reinvestment of dividends and, unlike funds returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How is DWS Balanced Fund managed?

A: The fund normally invests approximately 60% of net assets in stocks and 40% of net assets in bonds. Within equities, we allocate the portfolio among US large-cap growth stocks, large-cap value stocks and small-cap stocks. In the bond portion of the portfolio, we invest mainly in core investment-grade US bonds, with a smaller allocation to high-yield bonds.

The strategic asset allocation mix is essentially the base mix of assets in each class. The strategic asset allocation mix is the following:

Large-Cap Growth	Large-Cap Value	Small Cap	Core Fixed Income	High-Yield Bonds
25%	25%	10%	30%	10%

Each month, the fund is rebalanced to the strategic allocation to each asset class plus tactical weights considered most appropriate for current market conditions. Tactical weights are determined by the asset allocation committee, which consists of the fund portfolio managers plus Joshua N. Feinman, chief economist, and Robert J. Froelich, chief investment strategist. The committee determines allocations among the asset classes on several dimensions, as follows:

Stocks versus bonds

large-cap equities versus small-cap equities

large-cap value equities versus large-cap growth equities

Investment grade (core) bonds versus high-yield bonds

The judgments made by the committee are supported by a quantitatively-based, risk-management model overseen by the Quantitative Strategies group at Deutsche Asset Management. The model seeks to manage asset-allocation risk, keeping it at a modest level across the portfolio.

Large-cap equities have been overweighted consistently over the last 12 months. This overweight was balanced by underweights in fixed income and in small-cap stocks.5 In the last six months, we have maintained a consistent overweight in large-cap growth stocks, and this positioning has been positive for performance, as this was the best performing asset class.

5 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark. "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark.

Q: How did the fund perform over the last year?

A: For the 12 months ended October 31, 2007, DWS Balanced Fund's return (Class A shares) was 9.08%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) In evaluating performance, we look at the fund's returns relative to indices that represent the various asset classes. The return of the equity benchmark, the Russell 1000 Index, over this period was 15.03%. The fixed income benchmark, the Lehman Brothers US Aggregate Index, had a return of 5.38%.

We also calculate a blended benchmark return that is 60% return of the Russell 1000 Index and 40% return of the Lehman Brothers US Aggregate Index. For the 12 months ended October, 2007, the fund underperformed this blended benchmark, which had a return of 11.35%.

We also compare returns with those of our Lipper peer group of Mixed-Asset Target Allocation Moderate Funds.6 For the 12 months ended October 31, 2007, the fund underperformed the 11.11% average return of the 456 funds in this group.

6 The Lipper Mixed-Asset Target Allocation Moderate Funds category is a group of mutual funds that, by portfolio practice, maintain a mix of 40% to 60% in equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: What were the main determinants of the fund's performance?

A: Strategic asset allocation detracted from performance over this period. In particular, the weakness in small-cap equities caused strategic allocation to lag the equity benchmark, the Russell 1000 Index, which does not have a small-cap allocation, since small-cap equities underperformed large-cap equities.

Tactical asset allocation made a strongly positive contribution to return, mitigating the effect of strategic allocation. Specifically, an underweight in fixed-income balanced by an overweight in equities throughout the period was positive for performance because equities outperformed. Within equities, an underweight in small-cap equities and an overweight in large-cap equities was positive for performance. Performance benefited further from positioning within the large-cap equity category. We emphasized large-cap growth equities more than large-cap value equities in the second half of the period and even underweighted large-cap value equities at the end of the period. Overall, the positive contribution of tactical asset allocation contributed almost 50 basis points (or 0.50%) to performance over the last 12 months.

The net contribution of the underlying sleeves, the term we use for each of the separately managed strategies, was negative. Although all had positive returns, all underperformed their respective benchmarks. In total, underperformance of the underlying strategies detracted more than 1.5 percentage points from return.

The iGAP (integrated Global Alpha Platform) overlay also helped performance. This strategy, which is implemented through derivatives, is designed to take advantage of short-term mispricings within global bond and currency markets.7

7 A derivative is a financial arrangement that derives its value from a traditional security, such as a stock or bond, asset or index.

Q: How would you characterize the fund's equity performance?

A: The large-cap growth portion of the portfolio underperformed the Russell 1000 Growth Index, mainly because of stock selection, particularly within the consumer discretionary sector, where large holdings including Starbucks Corp.*, Harley-Davidson, Inc. and Staples, Inc. detracted from performance. Most of the underperformance occurred in the last three months of the fiscal year, as investors began to demonstrate concern about weakening consumer spending. A strategic overweight in energy, as well as stock selection in the energy and technology sectors, contributed to performance. Positions in Apple, Inc., Schlumberger Ltd. and Transocean, Inc. were particularly positive.

* As of October 31, 2007, the position was sold.

There has been a change in management in the large-cap value segment of the portfolio; beginning in January 2007, it is managed by Deutsche Bank's Quantitative Strategies group, using a stock selection model that uses mathematical techniques to analyze the financial characteristics of potential investments and compare alternative investments. Performance benefited from positioning in diversified financials, media and retail; positioning in insurance, consumer durables and food, beverage & tobacco detracted from performance.

Performance of the small-cap portion of the portfolio, which is driven largely by stock selection, lagged its benchmark for the period, largely because of weakness in valuation factors. Factors in the stock selection model that detracted, particularly in the last three months, were cash flow to price, earnings quality, and sales to price.

Q: What factors were important for performance in the bond portion of the portfolio?

A: Both the core fixed income and the high-yield sleeves of the portfolio underperformed their respective benchmarks. The underperformance of the core fixed income sleeve was concentrated in August and October of this year, when US Treasury securities were the best performing fixed income category, as investors became uncomfortable with riskier bonds.

In late 2006 and the first six months of 2007, the fixed income positioning was very close to the strategic allocation of 30% investment grade bonds and cash, and 10% in high-yield bonds. Around mid-year, as markets began to exhibit concern about softening consumer data, heightened inflationary pressures, and reports suggesting widespread losses in the subprime mortgage market with attendant problems throughout the housing industry, we reduced risk by replacing some mortgage-related holdings with US Treasury securities. This positioned the fund well to make new investments in the late summer when wider spreads created new opportunities. Unfortunately, as spreads continued to widen, an overweight in corporate and other spread bonds detracted from performance.8 While we believe that the bond market is in the early stages of a broad correction, we believe positions in high quality structured fixed income securities will contribute to performance. We hope to continue to add value through security selection within sectors as market liquidity allows.

8 "Spread" is the difference between the yields on Treasury securities and non-Treasury securities that are identical in all respects except quality rating.

In the high-yield portion of the portfolio, the major detractors from performance were positions in a mortgage originator and a position in a homebuilder, both of which suffered from ongoing problems in the US real estate and mortgage markets. Several international bonds performed very well, contributing to returns.

Q: Do you have other comments for shareholders?

A: DWS Balanced Fund gives shareholders an opportunity to invest in large-cap and small-cap stocks, as well as several categories of bonds. This mix of securities offers an attractive risk/return profile for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/07	10/31/06

Common Stocks	60%	59%
Commercial and Non-Agency Mortgage-Backed Securities	14%	11%
Corporate Bonds	12%	15%
Cash Equivalents	4%	5%
Mortgage Backed Securities Pass-Throughs	3%	2%
Collateralized Mortgage Obligations	2%	1%
Asset Backed	2%	1%
Government and Agency Obligations	2%	5%
Senior Bank Loans	1%	—
Preferred Stocks	—	1%
	100%	100%
Sector Diversification (As a % of Equities, Corporate Bonds and Senior Bank Loans)	10/31/07	10/31/06

Financials	17%	21%
Information Technology	13%	14%
Energy	13%	12%
Consumer Discretionary	13%	13%
Health Care	11%	12%
Industrials	11%	10%
Consumer Staples	8%	8%
Materials	5%	3%
Telecommunication Services	5%	4%
Utilities	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2007 (9.4% of Net Assets)
1. General Electric Co. Manufactures, distributes and markets electrical products	1.1%
2. Johnson & Johnson Provider of health care products	1.1%
3. Bank of America Corp. Provider of commercial banking services	1.0%
4. ExxonMobil Corp. Explorer and producer of oil and gas	1.0%
5. Devon Energy Corp. Explorer and producer of oil and gas	0.9%
6. McDonald's Corp. Operator of fast food restaurants	0.9%
7. Chevron Corp. Operator of petroleum exploration, delivery and refining facilities	0.9%
8. International Bussiness Machines Corp. Manufacturer of computers and provider of information processing services	0.9%
9. Honeywell International, Inc. Manufacturer of diversified technology products	0.8%
10. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2007

	Shares	Value ($)

Common Stocks 59.7%
Consumer Discretionary 6.3%
Auto Components 0.3%
Aftermarket Technology Corp.*	24,600	849,192
American Axle & Manufacturing Holdings, Inc.	32,200	884,212
Autoliv, Inc.	28,500	1,800,630
Cooper Tire & Rubber Co.	35,800	797,624
Drew Industries, Inc.*	20,300	803,474
GenTek, Inc.*	16,200	550,800
		5,685,932
Automobiles 0.2%
Harley-Davidson, Inc.	67,240	3,462,860
Hotels Restaurants & Leisure 1.2%
AFC Enterprises, Inc.*	9,300	124,155
California Pizza Kitchen, Inc.*	23,600	381,848
CKE Restaurants, Inc.	33,800	546,884
Domino's Pizza, Inc.	46,300	714,872
McCormick & Schmick's Seafood Restaurants, Inc.*	12,900	219,042
McDonald's Corp.	274,700	16,399,590
Monarch Casino & Resort, Inc.*	5,300	162,127
Ruby Tuesday, Inc.	41,700	665,949
Town Sports International Holdings, Inc.*	26,900	409,149
Trump Entertainment Resorts, Inc.*	57,800	450,262
Vail Resorts, Inc.*	5,300	321,657
		20,395,535
Household Durables 0.7%
American Greetings Corp. "A"	44,200	1,164,228
CSS Industries, Inc.	10,500	415,800
D.R. Horton, Inc.	113,300	1,437,777
Fortune Brands, Inc.	23,910	2,002,941
Hooker Furniture Corp.	37,400	805,596
M/I Homes, Inc.	43,500	722,100
NVR, Inc.*	7,700	3,663,275
Snap-on, Inc.	48,000	2,395,680
		12,607,397
Internet & Catalog Retail 0.1%
GSI Commerce, Inc.*	8,700	247,863
Systemax, Inc.	23,100	540,540
		788,403
Leisure Equipment & Products 0.1%
Callaway Golf Co.	4,300	74,476
Hasbro, Inc.	24,800	740,280
Polaris Industries, Inc.	21,900	1,077,042
Sturm, Ruger & Co., Inc.*	8,400	78,540
		1,970,338
Media 1.4%
CBS Corp. "B"	174,200	4,999,540
Comcast Corp. "A"*	326,800	6,879,140
Global Sources Ltd.*	15,300	495,873
Lin TV Corp. "A"*	7,700	112,189
McGraw-Hill Companies, Inc.	75,790	3,792,532
Mediacom Communications Corp. "A"*	60,500	347,875
Omnicom Group, Inc.	98,280	5,010,314
Walt Disney Co.	105,500	3,653,465
		25,290,928
Multiline Retail 0.9%
Kohl's Corp.*	98,190	5,397,504
Nordstrom, Inc.	41,300	1,628,872
Target Corp.	144,700	8,878,792
		15,905,168
Specialty Retail 1.1%
Best Buy Co., Inc.	46,230	2,243,080
Charming Shoppes, Inc.*	84,800	629,216
Collective Brands, Inc.*	2,200	40,678
GameStop Corp. "A"*	43,400	2,570,148
Gymboree Corp.*	22,300	758,869
Hot Topic, Inc.*	52,400	401,384
Jo-Ann Stores, Inc.*	30,900	595,443
Jos. A. Bank Clothiers, Inc.*	21,400	625,094
Lowe's Companies, Inc.	73,750	1,983,137
New York & Co., Inc.*	85,800	606,606
Rent-A-Center, Inc.*	52,000	832,000
Shoe Carnival, Inc.*	2,600	41,548
Staples, Inc.	148,080	3,456,187
The Men's Wearhouse, Inc.	21,600	912,816
Tiffany & Co.	71,300	3,863,034
West Marine, Inc.*	38,200	412,178
		19,971,418
Textiles, Apparel & Luxury Goods 0.3%
Coach, Inc.*	108,400	3,963,104
Kellwood Co.	36,200	599,834
Movado Group, Inc.	4,500	135,405
Oxford Industries, Inc.	5,100	132,141
Perry Ellis International, Inc.*	34,650	803,880
		5,634,364
Consumer Staples 5.3%
Beverages 1.5%
Coca-Cola Enterprises, Inc.	310,100	8,003,681
Diageo PLC	251,615	5,755,015
PepsiCo, Inc.	185,950	13,708,234
		27,466,930
Food & Staples Retailing 1.2%
BJ's Wholesale Club, Inc.*	145,500	5,220,540
Casey's General Stores, Inc.	12,500	356,250
Costco Wholesale Corp.	85,100	5,723,826
Ingles Markets, Inc. "A"	2,300	63,825
Ruddick Corp.	2,800	95,200
Shoppers Drug Mart Corp.	52,400	3,071,944
Spartan Stores, Inc.	25,900	575,757
Walgreen Co.	146,920	5,825,378
		20,932,720
Food Products 1.2%
Cal-Maine Foods, Inc.	19,500	466,830
Dean Foods Co.	183,610	5,098,850
Flowers Foods, Inc.	6,900	151,386
Fresh Del Monte Produce, Inc.	24,600	892,488
General Mills, Inc.	70,200	4,052,646
Groupe Danone	53,776	4,609,175
Imperial Sugar Co.	16,100	415,219
Kellogg Co.	86,320	4,556,833
Sanderson Farms, Inc.	18,700	650,760
		20,894,187
Household Products 1.1%
Colgate-Palmolive Co.	62,940	4,800,434
Kimberly-Clark Corp.	90,800	6,436,812
Procter & Gamble Co.	133,950	9,312,204
		20,549,450
Tobacco 0.3%
Alliance One International, Inc.*	107,600	702,628
Altria Group, Inc.	55,900	4,076,787
		4,779,415
Energy 8.2%
Energy Equipment & Services 2.0%
Atwood Oceanics, Inc.*	11,100	935,064
Baker Hughes, Inc.	105,470	9,146,358
Grey Wolf, Inc.*	134,300	756,109
Gulf Island Fabrication, Inc.	3,400	118,728
Helmerich & Payne, Inc.	14,800	467,976
Noble Corp.	98,740	5,228,283
Pioneer Drilling Co.*	30,500	371,490
Schlumberger Ltd.	132,950	12,838,982
Transocean, Inc.*	43,480	5,190,208
Union Drilling, Inc.*	12,700	169,291
		35,222,489
Oil, Gas & Consumable Fuels 6.2%
Alon USA Energy, Inc.	18,400	676,568
Alpha Natural Resources, Inc.*	32,600	894,544
ATP Oil & Gas Corp.*	14,000	802,900
Bois d'Arc Energy, Inc.*	33,200	728,408
Brigham Exploration Co.*	50,500	372,185
Chevron Corp.	176,800	16,178,968
Clayton Williams Energy, Inc.*	6,100	182,573
Comstock Resources, Inc.*	25,300	924,715
ConocoPhillips	107,710	9,151,041
Devon Energy Corp.	178,020	16,627,068
Edge Petroleum Corp.*	65,800	597,464
EOG Resources, Inc.	97,930	8,676,598
ExxonMobil Corp.	189,900	17,468,901
Frontier Oil Corp.	82,300	3,768,517
Hess Corp.	77,400	5,542,614
Marathon Oil Corp.	107,800	6,374,214
Mariner Energy, Inc.*	40,700	1,017,500
PetroQuest Energy, Inc.*	51,400	663,060
Swift Energy Co.*	20,800	986,544
US BioEnergy Corp.*	15,500	117,180
USEC, Inc.*	66,100	581,680
Valero Energy Corp.	111,130	7,826,886
XTO Energy, Inc.	143,076	9,497,385
		109,657,513
Financials 9.8%
Capital Markets 2.3%
Ameriprise Financial, Inc.	57,800	3,640,244
Apollo Investment Corp.	51,994	1,081,475
Cohen & Steers, Inc.	2,600	97,760
Lehman Brothers Holdings, Inc.	111,230	7,045,308
Morgan Stanley	141,600	9,524,016
Prospect Capital Corp.	16,700	244,488
State Street Corp.	63,590	5,072,574
The Goldman Sachs Group, Inc.	42,400	10,511,808
UBS AG (Registered)	57,900	3,096,431
Waddell & Reed Financial, Inc. "A"	30,900	1,026,498
		41,340,602
Commercial Banks 1.5%
AmericanWest Bancorp.	6,300	121,779
BancFirst Corp.	1,200	54,528
Cathay General Bancorp.	17,800	551,266
Center Financial Corp.	4,500	57,555
Citizens Republic Bancorp., Inc.	24,000	365,280
City Holding Co.	4,700	177,707
First Midwest Bancorp., Inc.	13,500	454,680
FirstMerit Corp.	20,100	426,120
Hancock Holding Co.	4,300	163,529
Irwin Financial Corp.	13,100	126,284
National Penn Bancshares, Inc.	8,900	150,054
Pacific Capital Bancorp.	46,200	957,726
Sterling Bancshares, Inc.	78,350	955,870
Sterling Financial Corp.	31,200	702,000
SunTrust Banks, Inc.	91,600	6,650,160
SVB Financial Group*	13,200	683,628
Taylor Capital Group, Inc.	4,800	124,128
Trustmark Corp.	1,900	51,281
UCBH Holdings, Inc.	33,200	566,724
Wells Fargo & Co.	399,900	13,600,599
West Coast Bancorp.	2,200	59,664
		27,000,562
Consumer Finance 0.5%
American Express Co.	32,320	1,969,904
Capital One Financial Corp.	108,700	7,129,633
Cash America International, Inc.	6,300	245,700
EZCORP, Inc. "A"*	8,000	105,280
First Cash Financial Services, Inc.*	5,900	115,994
		9,566,511
Diversified Financial Services 2.1%
Bank of America Corp.	373,000	18,008,440
Citigroup, Inc.	225,600	9,452,640
CME Group, Inc.	7,887	5,254,714
JPMorgan Chase & Co.	95,600	4,493,200
		37,208,994
Insurance 2.2%
ACE Ltd.	120,500	7,303,505
Aflac, Inc.	80,062	5,026,292
Allied World Assurance Holdings Ltd.	21,600	1,034,856
American International Group, Inc.	23,400	1,477,008
Arch Capital Group Ltd.*	8,400	628,068
Aspen Insurance Holdings Ltd.	48,100	1,316,016
Darwin Professional Underwriters, Inc.*	1,800	40,824
Endurance Specialty Holdings Ltd.	9,400	368,574
HCC Insurance Holdings, Inc.	83,400	2,492,826
LandAmerica Financial Group, Inc.	19,500	541,905
Navigators Group, Inc.*	1,500	90,450
NYMAGIC, Inc.	11,800	340,312
Platinum Underwriters Holdings Ltd.	31,800	1,144,800
Safety Insurance Group, Inc.	3,600	129,456
Seabright Insurance Holdings*	21,700	361,956
The Travelers Companies, Inc.	84,400	4,406,524
W.R. Berkley Corp.	202,400	6,090,216
XL Capital Ltd. "A"	78,800	5,669,660
		38,463,248
Real Estate Investment Trusts 1.1%
Alexandria Real Estate Equities, Inc. (REIT)	5,500	567,270
Apartment Investment & Management Co. "A" (REIT)	12,900	602,817
AvalonBay Communities, Inc. (REIT)	9,400	1,152,910
BioMed Realty Trust, Inc. (REIT)	12,700	303,403
Corporate Office Properties Trust (REIT)	8,700	359,571
Cousins Properties, Inc. (REIT)	10,900	313,811
EastGroup Properties, Inc. (REIT)	1,600	76,288
Equity Lifestyle Properties, Inc. (REIT)	5,400	271,296
Equity Residential (REIT)	28,200	1,178,196
First Industrial Realty Trust, Inc. (REIT)	13,600	554,200
Glimcher Realty Trust (REIT)	11,200	248,640
Healthcare Realty Trust, Inc. (REIT)	8,200	216,808
Home Properties, Inc. (REIT)	9,100	467,922
Hospitality Properties Trust (REIT)	22,800	902,880
Host Hotels & Resorts, Inc. (REIT)	40,200	890,832
Kimco Realty Corp. (REIT)	15,600	647,712
LaSalle Hotel Properties (REIT)	6,900	285,108
Lexington Realty Trust (REIT)	23,100	457,149
LTC Properties, Inc. (REIT)	2,000	50,680
Maguire Properties, Inc. (REIT)	8,500	231,625
Mid-America Apartment Communities, Inc. (REIT)	5,200	270,400
Nationwide Health Properties, Inc. (REIT)	10,600	330,932
Newcastle Investment Corp. (REIT)	16,000	237,600
OMEGA Healthcare Investors, Inc. (REIT)	8,500	142,205
Parkway Properties, Inc. (REIT)	8,400	361,200
Pennsylvania Real Estate Investment Trust (REIT)	6,100	232,715
Potlatch Corp. (REIT)	6,300	300,258
ProLogis (REIT)	13,300	954,142
Public Storage (REIT)	10,400	842,088
Realty Income Corp. (REIT)	12,000	354,480
Senior Housing Properties Trust (REIT)	24,400	547,048
Simon Property Group, Inc. (REIT)	12,900	1,343,019
Sovran Self Storage, Inc. (REIT)	4,900	231,819
Strategic Hotels & Resorts, Inc. (REIT)	15,500	338,520
Sun Communities, Inc. (REIT)	1,200	36,600
Sunstone Hotel Investors, Inc. (REIT)	16,700	464,427
Urstadt Biddle Properties "A" (REIT)	1,700	28,254
Vornado Realty Trust (REIT)	14,300	1,597,596
Washington Real Estate Investment Trust (REIT)	13,400	471,948
		18,864,369
Thrifts & Mortgage Finance 0.1%
Downey Financial Corp.	21,800	887,914
First Niagara Financial Group, Inc.	12,500	165,000
Ocwen Financial Corp.*	70,800	528,168
WSFS Financial Corp.	4,700	271,002
		1,852,084
Health Care 7.7%
Biotechnology 1.4%
Celgene Corp.*	47,300	3,121,800
Cubist Pharmaceuticals, Inc.*	34,100	797,940
Genentech, Inc.*	91,600	6,790,308
Gilead Sciences, Inc.*	270,620	12,499,938
OSI Pharmaceuticals, Inc.*	18,800	781,516
		23,991,502
Health Care Equipment & Supplies 1.6%
Align Technology, Inc.*	29,100	602,370
Baxter International, Inc.	154,820	9,290,748
C.R. Bard, Inc.	50,720	4,240,699
Cutera, Inc.*	22,200	544,344
Greatbatch, Inc.*	4,800	119,328
Hologic, Inc.*	20,800	1,412,944
Medtronic, Inc.	138,260	6,559,055
Quidel Corp.*	34,500	712,425
Zimmer Holdings, Inc.*	72,370	5,028,991
		28,510,904
Health Care Providers & Services 1.6%
Aetna, Inc.	93,400	5,246,278
Alliance Imaging, Inc.*	61,300	607,483
Amedisys, Inc.*	21,000	891,450
American Dental Partners, Inc.*	23,200	575,128
Apria Healthcare Group, Inc.*	38,300	925,711
Centene Corp.*	32,900	767,557
CorVel Corp.*	24,400	648,552
Healthspring, Inc.*	47,800	1,003,800
Kindred Healthcare, Inc.*	23,100	490,644
Laboratory Corp. of America Holdings*	47,900	3,293,125
Magellan Health Services, Inc.*	27,200	1,145,120
MedCath Corp.*	13,800	382,674
RehabCare Group, Inc.*	7,400	153,476
Res-Care, Inc.*	7,000	171,920
UnitedHealth Group, Inc.	113,660	5,586,389
WellPoint, Inc.*	84,600	6,702,858
		28,592,165
Health Care Technology 0.1%
Eclipsys Corp.*	2,800	63,168
Omnicell, Inc.*	27,700	731,280
Phase Forward, Inc.*	35,000	832,650
TriZetto Group, Inc.*	22,300	364,382
		1,991,480
Life Sciences Tools & Services 0.5%
Albany Molecular Research, Inc.*	22,100	399,789
Cambrex Corp.	67,400	767,686
Kendle International, Inc.*	13,800	556,554
PAREXEL International Corp.*	19,800	910,800
Thermo Fisher Scientific, Inc.*	87,600	5,151,756
Ventana Medical Systems, Inc.*	10,300	906,400
		8,692,985
Pharmaceuticals 2.5%
Abbott Laboratories	100,700	5,500,234
Alpharma, Inc. "A"*	13,200	272,184
Caraco Pharmaceutical Laboratories Ltd.*	15,500	241,335
Eli Lilly & Co.	189,250	10,247,888
Johnson & Johnson	287,966	18,766,744
Medicis Pharmaceutical Corp. "A"	30,100	893,669
Merck & Co., Inc.	29,100	1,695,366
MGI Pharma, Inc.*	26,100	850,338
Noven Pharmaceuticals, Inc.*	41,000	633,860
Perrigo Co.	12,500	296,375
Pfizer, Inc.	160,100	3,940,061
Sciele Pharma, Inc.*	23,700	602,928
Valeant Pharmaceuticals International*	48,700	708,585
ViroPharma, Inc.*	47,600	409,836
		45,059,403
Industrials 6.8%
Aerospace & Defense 1.6%
Cubic Corp.	7,000	315,000
Esterline Technologies Corp.*	16,000	876,480
Goodrich Corp.	68,900	4,799,574
Honeywell International, Inc.	234,900	14,190,309
United Technologies Corp.	106,680	8,170,621
		28,351,984
Airlines 0.2%
Alaska Air Group, Inc.*	35,500	901,700
Republic Airways Holdings, Inc.*	26,800	570,572
SkyWest, Inc.	14,200	387,518
US Airways Group, Inc.*	100,100	2,768,766
		4,628,556
Building Products 0.1%
American Woodmark Corp.	5,200	131,872
Apogee Enterprises, Inc.	32,500	764,725
Builders FirstSource, Inc.*	57,000	413,250
Lennox International, Inc.	7,800	278,460
Universal Forest Products, Inc.	3,500	125,335
		1,713,642
Commercial Services & Supplies 0.5%
Administaff, Inc.	14,000	558,320
Allied Waste Industries, Inc.*	70,100	886,064
Casella Waste Systems, Inc. "A"*	34,400	506,712
Cenveo, Inc.*	33,600	758,688
COMSYS IT Partners, Inc.*	16,800	298,704
Consolidated Graphics, Inc.*	5,200	332,696
Deluxe Corp.	24,100	972,194
Diamond Management & Technology Consultants, Inc.	39,800	425,064
GeoEye, Inc.*	11,300	353,803
Hudson Highland Group, Inc.*	45,700	524,636
Huron Consulting Group, Inc.*	10,500	733,740
Kforce, Inc.*	24,600	296,184
Labor Ready, Inc.*	19,900	349,842
Layne Christensen Co.*	14,300	814,242
Waste Industries USA, Inc.	19,500	702,000
		8,512,889
Construction & Engineering 0.2%
EMCOR Group, Inc.*	34,000	1,170,620
Integrated Electrical Services, Inc.*	11,600	270,396
Michael Baker Corp.*	13,400	707,386
Perini Corp.*	14,200	814,370
		2,962,772
Electrical Equipment 0.9%
A.O. Smith Corp.	19,000	710,410
Acuity Brands, Inc.	23,800	1,137,640
Belden, Inc.	18,800	1,095,476
Emerson Electric Co.	220,200	11,509,854
Encore Wire Corp.	29,700	623,700
II-VI, Inc.*	24,100	837,234
LSI Industries, Inc.	1,900	35,910
Superior Essex, Inc.*	21,200	704,900
		16,655,124
Industrial Conglomerates 1.3%
General Electric Co.	482,170	19,846,117
Teleflex, Inc.	43,900	3,213,919
Tredegar Corp.	19,900	346,658
		23,406,694
Machinery 1.5%
Actuant Corp. "A"	9,000	620,820
AGCO Corp.*	84,300	5,031,024
Astec Industries, Inc.*	15,300	693,396
Badger Meter, Inc.	19,300	742,085
Cascade Corp.	3,400	214,132
Caterpillar, Inc.	60,760	4,533,304
Greenbrier Companies, Inc.	22,500	600,975
Parker Hannifin Corp.	139,800	11,235,726
SPX Corp.	14,800	1,499,240
Sun Hydraulics Corp.	19,300	694,607
Xerium Technologies, Inc.	39,700	163,167
		26,028,476
Road & Rail 0.5%
Canadian National Railway Co.	55,900	3,129,841
Celadon Group, Inc.*	16,800	134,400
Dollar Thrifty Automotive Group, Inc.*	7,300	251,850
Marten Transport Ltd.*	11,600	164,952
Ryder System, Inc.	108,600	5,196,510
Saia, Inc.*	21,700	305,753
		9,183,306
Trading Companies & Distributors 0.0%
Electro Rent Corp.	12,700	183,642
Information Technology 9.0%
Communications Equipment 0.9%
Cisco Systems, Inc.*	297,930	9,849,566
Dycom Industries, Inc.*	28,000	791,000
InterDigital, Inc.*	11,100	238,539
MasTec, Inc.*	45,700	721,603
Plantronics, Inc.	27,700	757,595
QUALCOMM, Inc.	107,070	4,575,101
		16,933,404
Computers & Peripherals 2.5%
Apple, Inc.*	59,780	11,355,211
EMC Corp.*	354,290	8,995,423
Emulex Corp.*	43,800	948,708
Hewlett-Packard Co.	140,600	7,266,208
International Business Machines Corp.	133,240	15,471,829
Intevac, Inc.*	31,300	549,941
		44,587,320
Electronic Equipment & Instruments 0.6%
Arrow Electronics, Inc.*	80,200	3,206,396
Avnet, Inc.*	43,800	1,827,336
LoJack Corp.*	4,300	75,551
Mettler-Toledo International, Inc.*	42,600	4,530,510
Rofin-Sinar Technologies, Inc.*	2,300	180,826
Technitrol, Inc.	4,100	120,581
		9,941,200
Internet Software & Services 0.6%
CNET Networks, Inc.*	19,600	158,368
DealerTrack Holdings, Inc.*	3,100	152,179
EarthLink, Inc.*	42,600	336,966
Google, Inc. "A"*	9,490	6,709,430
Greenfield Online, Inc.*	40,700	621,082
InfoSpace, Inc.	7,500	144,975
Internap Network Services Corp.*	36,400	606,424
j2 Global Communications, Inc.*	13,300	448,077
United Online, Inc.	28,200	496,320
ValueClick, Inc.*	24,400	663,436
Websense, Inc.*	18,600	342,240
		10,679,497
IT Services 1.3%
Accenture Ltd. "A"	172,740	6,745,497
Computer Sciences Corp.*	85,400	4,986,506
CSG Systems International, Inc.*	14,000	287,420
Fiserv, Inc.*	72,900	4,038,660
iGATE Corp.*	10,900	95,593
ManTech International Corp. "A"*	20,700	823,032
MAXIMUS, Inc.	2,000	95,840
Paychex, Inc.	101,430	4,237,745
SAIC, Inc.*	50,900	1,003,239
Syntel, Inc.	17,800	757,924
		23,071,456
Semiconductors & Semiconductor Equipment 1.2%
Asyst Technologies, Inc.*	102,600	492,480
Broadcom Corp. "A"*	83,480	2,717,274
Intel Corp.	354,100	9,525,290
Micrel, Inc.	15,400	139,370
RF Micro Devices, Inc.*	111,500	693,530
SiRF Technology Holdings, Inc.*	12,600	375,606
Skyworks Solutions, Inc.*	84,800	781,856
Teradyne, Inc.*	11,200	138,208
Texas Instruments, Inc.	181,440	5,914,944
Zoran Corp.*	28,200	719,100
		21,497,658
Software 1.9%
Actuate Corp.*	99,900	878,121
Adobe Systems, Inc.*	113,650	5,443,835
Ansoft Corp.*	4,500	135,360
Aspen Technology, Inc.*	45,300	790,032
Electronic Arts, Inc.*	78,550	4,800,976
FalconStor Software, Inc.*	60,100	843,203
Jack Henry & Associates, Inc.	40,300	1,177,566
JDA Software Group, Inc.*	12,500	312,000
MICROS Systems, Inc.*	3,700	265,734
Microsoft Corp.	311,400	11,462,634
SPSS, Inc.*	18,700	710,600
Ultimate Software Group, Inc.*	30,000	1,035,300
VASCO Data Security International, Inc.*	22,400	592,256
VMware, Inc. "A"*	36,000	4,493,880
		32,941,497
Materials 2.8%
Chemicals 1.9%
Arch Chemicals, Inc.	6,400	291,968
CF Industries Holdings, Inc.	13,900	1,221,810
Chemtura Corp.	58,400	544,288
Dow Chemical Co.	152,700	6,877,608
Ecolab, Inc.	105,470	4,975,020
Innospec, Inc.	17,200	366,188
Lubrizol Corp.	42,200	2,864,536
Monsanto Co.	70,200	6,853,626
PolyOne Corp.*	56,000	447,440
Praxair, Inc.	77,500	6,624,700
Rockwood Holdings, Inc.*	700	27,363
Spartech Corp.	45,400	697,798
Terra Industries, Inc.*	25,500	940,695
		32,733,040
Containers & Packaging 0.2%
Rock-Tenn Co. "A"	30,200	880,632
Silgan Holdings, Inc.	11,200	611,184
Sonoco Products Co.	89,700	2,773,524
		4,265,340
Metals & Mining 0.6%
Alcoa, Inc.	173,200	6,856,988
Freeport-McMoRan Copper & Gold, Inc.	30,000	3,530,400
Worthington Industries, Inc.	37,100	927,500
		11,314,888
Paper & Forest Products 0.1%
Buckeye Technologies, Inc.*	46,100	826,112
Telecommunication Services 2.1%
Diversified Telecommunication Services 1.9%
Alaska Communications Systems Group, Inc.	55,000	894,850
AT&T, Inc.	316,400	13,222,356
Atlantic Tele-Network, Inc.	17,800	639,198
CenturyTel, Inc.	26,600	1,171,730
Cincinnati Bell, Inc.*	195,600	1,060,152
Embarq Corp.	84,000	4,445,280
Premiere Global Services, Inc.*	26,100	430,128
Verizon Communications, Inc.	228,700	10,536,209
Windstream Corp.	63,800	858,110
		33,258,013
Wireless Telecommunication Services 0.2%
American Tower Corp. "A"*	59,100	2,611,038
Centennial Communications Corp.*	77,000	788,480
USA Mobility, Inc.*	45,600	713,184
		4,112,702
Utilities 1.7%
Electric Utilities 1.0%
Allegheny Energy, Inc.*	39,300	2,383,938
American Electric Power Co., Inc.	12,000	578,520
Edison International	60,700	3,529,705
FirstEnergy Corp.	139,800	9,744,060
Northeast Utilities	74,000	2,281,420
Westar Energy, Inc.	1,200	31,944
		18,549,587
Gas Utilities 0.2%
New Jersey Resources Corp.	1,000	49,250
Piedmont Natural Gas Co., Inc.	15,500	395,715
South Jersey Industries, Inc.	17,800	668,568
Southwest Gas Corp.	16,900	502,944
UGI Corp.	27,900	742,698
WGL Holdings, Inc.	17,000	576,640
		2,935,815
Multi-Utilities 0.5%
Dominion Resources, Inc.	3,300	302,379
PG&E Corp.	19,300	944,349
PNM Resources, Inc.	30,000	750,300
Sempra Energy	98,400	6,052,584
		8,049,612
Total Common Stocks (Cost $808,448,995)		1,059,674,082

Warrants 0.0%
Dayton Superior Corp., 144A, Expiration Date 6/15/2009* (Cost $0)	15	0

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc., 144A, 12.0% (Cost $17,340)	25,001	7,562

Preferred Stocks 0.0%
Financials
Farm Credit Bank of Texas, Series 1, 7.561% (Cost $961,003)	889,000	960,929
	Principal Amount ($)(a)	Value ($)

Corporate Bonds 12.1%
Consumer Discretionary 2.8%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	255,544	246,600
Affinia Group, Inc., 9.0%, 11/30/2014	460,000	430,100
AMC Entertainment, Inc., 8.0%, 3/1/2014	700,000	684,250
American Achievement Corp., 8.25%, 4/1/2012	135,000	135,000
American Media Operations, Inc., Series B, 10.25%, 5/1/2009	180,000	172,350
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	315,000	294,525
8.0%, 3/15/2014	140,000	136,500
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015	225,000	214,875
Buffets, Inc., 12.5%, 11/1/2014	335,000	216,913
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014 (b)	280,000	254,800
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	180,000	184,950
Caesars Entertainment, Inc., 8.875%, 9/15/2008	310,000	314,262
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015	235,000	238,525
Carrols Corp., 9.0%, 1/15/2013	140,000	133,700
Charter Communications Holdings LLC:
10.25%, 9/15/2010	1,469,000	1,498,380
Series B, 10.25%, 9/15/2010	430,000	437,525
11.0%, 10/1/2015	1,379,000	1,337,630
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	185,000	255,922
Claire's Stores, Inc., 144A, 9.25%, 6/1/2015	145,000	123,613
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014	195,000	173,550
CSC Holdings, Inc.:
7.25%, 7/15/2008	240,000	240,600
7.875%, 12/15/2007	780,000	780,975
Series B, 8.125%, 7/15/2009	260,000	265,200
Series B, 8.125%, 8/15/2009	520,000	530,400
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	85,000	87,338
Dex Media East LLC/Financial, 12.125%, 11/15/2012	2,006,000	2,133,882
Dollar General Corp., 144A, 10.625%, 7/15/2015	280,000	268,800
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	213,000	213,000
EchoStar DBS Corp.:
6.625%, 10/1/2014	395,000	402,900
7.125%, 2/1/2016	300,000	313,500
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	380,000	355,300
Foot Locker, Inc., 8.5%, 1/15/2022	90,000	85,500
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	1,015,000	806,925
General Motors Corp.:
7.2%, 1/15/2011	945,000	904,837
7.4%, 9/1/2025	250,000	207,500
8.375%, 7/15/2033	655,000	596,050
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	1,635,000	1,749,450
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	285,000	283,575
Group 1 Automotive, Inc., 8.25%, 8/15/2013	140,000	140,000
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	415,000	417,075
Hertz Corp.:
8.875%, 1/1/2014	660,000	679,800
10.5%, 1/1/2016	150,000	161,250
Idearc, Inc., 8.0%, 11/15/2016	1,405,000	1,408,512
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	185,000	185,925
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	275,000	279,813
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	435,000	386,062
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	500,000	505,000
Jarden Corp., 7.5%, 5/1/2017	225,000	213,750
JC Penney Corp., Inc., 6.375%, 10/15/2036	2,250,000	2,145,922
Kabel Deutschland GmbH, 10.625%, 7/1/2014	160,000	173,600
Lamar Media Corp., 144A, 6.625%, 8/15/2015	190,000	181,925
Liberty Media LLC:
5.7%, 5/15/2013	60,000	56,244
8.25%, 2/1/2030	375,000	368,632
8.5%, 7/15/2029	480,000	478,580
Majestic Star Casino LLC, 9.5%, 10/15/2010	50,000	49,250
Marriott International, Inc., Series J, 5.625%, 2/15/2013	750,000	752,998
Mediacom Broadband LLC, 8.5%, 10/15/2015	20,000	19,700
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	135,000	141,075
Metaldyne Corp.:
10.0%, 11/1/2013	215,000	199,950
11.0%, 6/15/2012	95,000	81,225
MGM MIRAGE:
6.75%, 9/1/2012	115,000	113,275
8.375%, 2/1/2011	245,000	256,025
Michaels Stores, Inc., 10.0%, 11/1/2014	420,000	423,150
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	470,000	481,750
News America, Inc., 6.15%, 3/1/2037	2,250,000	2,159,462
Norcraft Holdings LP, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	750,000	667,500
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015 (b)	320,000	275,200
Penske Automotive Group, Inc., 7.75%, 12/15/2016	700,000	680,750
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013	290,000	301,600
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	190,000	183,350
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	230,000	224,250
Quiksilver, Inc., 6.875%, 4/15/2015	405,000	377,662
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	190,000	169,338
Sabre Holdings Corp., 8.35%, 3/15/2016	245,000	222,338
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%**, 3/15/2014	325,000	317,687
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	225,000	226,125
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	875,000	706,562
7.875%, 1/15/2014	185,000	177,138
Sinclair Television Group, Inc., 8.0%, 3/15/2012	146,000	150,015
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	410,000	407,437
Six Flags, Inc., 9.75%, 4/15/2013	130,000	106,925
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	280,000	282,800
Station Casinos, Inc., 6.5%, 2/1/2014	585,000	488,475
TCI Communications, Inc., 8.75%, 8/1/2015	1,638,000	1,921,102
The Bon-Ton Stores, Inc., 10.25%, 3/15/2014 (b)	200,000	175,000
Time Warner Cable, Inc., 5.4%, 7/2/2012	2,430,000	2,422,698
Toys "R" Us, Inc., 7.375%, 10/15/2018	230,000	179,400
Travelport LLC:
9.875%, 9/1/2014	110,000	113,300
10.246%**, 9/1/2014	205,000	206,025
11.875%, 9/1/2016	110,000	118,800
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015	605,000	512,737
TRW Automotive, Inc., 144A, 7.0%, 3/15/2014	150,000	146,250
United Components, Inc., 9.375%, 6/15/2013	45,000	45,900
Unity Media GmbH, 144A, 10.375%, 2/15/2015	155,000	162,750
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	1,085,000	1,063,300
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	280,000	405,594
144A, 8.0%, 11/1/2016 EUR	140,000	201,276
Vitro SAB de CV:
8.625%, 2/1/2012	175,000	174,563
9.125%, 2/1/2017	360,000	355,500
Series A, 11.75%, 11/1/2013	105,000	113,663
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	200,000	199,500
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	545,000	550,450
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,340,000	1,155,750
Yum! Brands, Inc.:
6.25%, 3/15/2018	1,500,000	1,503,450
6.875%, 11/15/2037	1,500,000	1,498,842
		49,360,654
Consumer Staples 0.5%
Alliance One International, Inc., 8.5%, 5/15/2012	135,000	134,325
Belvedere SA, 144A, 7.756%**, 5/15/2013 EUR	140,000	204,825
Clorox Co., 5.95%, 10/15/2017	1,500,000	1,503,245
CVS Caremark Corp., 6.25%, 6/1/2027	2,250,000	2,237,301
Del Laboratories, Inc., 8.0%, 2/1/2012	245,000	235,200
Delhaize America, Inc.:
8.05%, 4/15/2027	90,000	96,868
9.0%, 4/15/2031	629,000	761,339
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	325,000	312,813
Harry & David Holdings, Inc., 10.621%**, 3/1/2012	290,000	282,025
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	1,076,750	1,012,145
Pierre Foods, Inc., 9.875%, 7/15/2012	165,000	136,950
Pilgrim's Pride Corp., 7.625%, 5/1/2015	115,000	115,575
Rite Aid Corp., 7.5%, 3/1/2017	470,000	437,100
Smithfield Foods, Inc., 7.75%, 7/1/2017	320,000	329,600
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	130,000	175,600
Viskase Companies, Inc., 11.5%, 6/15/2011	1,425,000	1,425,000
		9,399,911
Energy 0.9%
Belden & Blake Corp., 8.75%, 7/15/2012	1,211,000	1,235,220
Chaparral Energy, Inc., 8.5%, 12/1/2015	335,000	312,388
Chesapeake Energy Corp.:
6.25%, 1/15/2018	175,000	168,875
6.875%, 1/15/2016	850,000	845,750
7.75%, 1/15/2015	115,000	117,875
Cimarex Energy Co., 7.125%, 5/1/2017	225,000	224,719
Complete Production Services, Inc., 8.0%, 12/15/2016	415,000	402,550
Delta Petroleum Corp., 7.0%, 4/1/2015	610,000	527,650
Dynegy Holdings, Inc.:
6.875%, 4/1/2011	90,000	87,750
8.375%, 5/1/2016	505,000	506,262
Energy Partners Ltd., 9.75%, 4/15/2014	235,000	232,650
Frontier Oil Corp., 6.625%, 10/1/2011	195,000	194,025
Kinder Morgan Energy Partners LP, 6.0%, 2/1/2017	1,084,000	1,085,403
Mariner Energy, Inc.:
7.5%, 4/15/2013	90,000	87,525
8.0%, 5/15/2017	180,000	177,750
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	355,000	352,337
144A, 8.25%, 12/15/2014	280,000	280,700
Plains Exploration & Production Co., 7.0%, 3/15/2017	135,000	128,250
Quicksilver Resources, Inc., 7.125%, 4/1/2016	170,000	167,450
Sabine Pass LNG LP:
7.25%, 11/30/2013	100,000	98,000
7.5%, 11/30/2016	750,000	735,000
Southern Natural Gas Co., 144A, 5.9%, 4/1/2017	2,685,000	2,630,111
Stone Energy Corp., 6.75%, 12/15/2014	800,000	739,000
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	230,000	251,537
Tesoro Corp., 144A, 6.5%, 6/1/2017	360,000	355,500
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017	180,000	148,050
Whiting Petroleum Corp.:
7.0%, 2/1/2014	270,000	265,613
7.25%, 5/1/2012	415,000	409,812
7.25%, 5/1/2013	90,000	88,425
Williams Companies, Inc.:
8.125%, 3/15/2012	860,000	926,650
8.75%, 3/15/2032	1,330,000	1,549,450
Williams Partners LP, 7.25%, 2/1/2017	230,000	237,188
		15,569,465
Financials 2.6%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	750,000	663,750
Ashton Woods USA LLC, 9.5%, 10/1/2015	700,000	521,500
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	135,000	126,225
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	230,000	291,520
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,205,000	1,337,550
Daimler Finance North America LLC, Series E, 5.886%**, 10/31/2008	1,165,000	1,164,768
E*TRADE Financial Corp.:
7.375%, 9/15/2013	245,000	229,075
7.875%, 12/1/2015	660,000	627,000
8.0%, 6/15/2011	425,000	403,750
Erac USA Finance Co.:
144A, 6.375%, 10/15/2017	1,500,000	1,496,910
144A, 7.0%, 10/15/2037	2,250,000	2,214,133
FIA Credit Services NA, 7.125%, 11/15/2012	3,750,000	4,030,845
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	1,835,000	1,706,937
7.375%, 10/28/2009	3,265,000	3,148,942
7.875%, 6/15/2010	880,000	848,350
7.993%**, 1/13/2012	220,000	203,671
GMAC LLC:
4.375%, 12/10/2007	403,000	402,358
6.875%, 9/15/2011	3,550,000	3,271,723
8.0%, 11/1/2031	538,000	497,283
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	475,000	483,312
144A, 9.75%, 4/1/2017	340,000	345,950
Hexion US Finance Corp., 9.75%, 11/15/2014	280,000	307,300
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	180,000	172,800
Inmarsat Finance PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	265,000	255,725
iPayment, Inc., 9.75%, 5/15/2014	255,000	244,800
JPMorgan Chase Bank NA, 6.0%, 10/1/2017	2,250,000	2,281,786
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014	250,000	241,250
144A, 10.0%, 5/1/2015	195,000	186,225
Lehman Brothers Holdings, Inc., 7.0%, 9/27/2027	2,250,000	2,297,819
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	225,000	215,438
Morgan Stanley, Series F, 5.75%, 8/31/2012	3,750,000	3,818,261
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	290,000	234,900
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015 (c)	470,000	470,000
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	225,000	213,750
144A, 7.0%, 5/1/2017	220,000	206,800
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	185,000	175,750
Popular North America, Inc., Series E, 3.875%, 10/1/2008	3,000,000	2,956,596
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	185,000	135,050
Residential Capital LLC:
6.125%, 11/21/2008	470,000	395,975
6.224%**, 6/9/2008	95,000	85,025
7.8%**, 11/21/2008	730,000	615,025
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013	165,000	136,950
Tropicana Entertainment LLC, 144A, 9.625%, 12/15/2014	1,225,000	918,750
U.S.I. Holdings Corp.:
144A, 9.433%**, 11/15/2014	135,000	125,550
144A, 9.75%, 5/15/2015	180,000	158,850
UCI Holdco, Inc., 144A, 12.694%**, 12/15/2013 (PIK)	306,098	299,976
Universal City Development Partners, 11.75%, 4/1/2010	1,130,000	1,186,500
Wachovia Corp., 4.875%, 2/15/2014	3,750,000	3,609,469
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	190,000	178,125
Series B, 9.75%, 2/15/2017 (b)	135,000	124,875
		46,264,872
Health Care 0.4%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	380,000	358,150
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	385,000	396,550
Boston Scientific Corp., 6.0%, 6/15/2011	235,000	227,950
Community Health Systems, Inc., 144A, 8.875%, 7/15/2015	1,840,000	1,863,000
HCA, Inc.:
6.5%, 2/15/2016	470,000	401,262
9.125%, 11/15/2014	360,000	372,600
9.25%, 11/15/2016	825,000	868,312
HEALTHSOUTH Corp., 10.75%, 6/15/2016	325,000	342,875
IASIS Healthcare LLC, 8.75%, 6/15/2014	190,000	191,900
Omnicare, Inc., 6.125%, 6/1/2013	90,000	84,600
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	225,000	228,938
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	235,000	241,463
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	275,000	262,625
Tenet Healthcare Corp., 9.25%, 2/1/2015	325,000	286,000
The Cooper Companies, Inc., 7.125%, 2/15/2015	470,000	465,300
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	155,000	157,713
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	235,000	183,300
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	730,000	711,750
		7,644,288
Industrials 1.2%
Actuant Corp., 144A, 6.875%, 6/15/2017	180,000	180,000
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	330,000	297,825
Allied Security Escrow Corp., 11.375%, 7/15/2011	390,000	372,450
Allison Transmission, 144A, 11.0%, 11/1/2015	475,000	483,906
American Color Graphics, Inc., 10.0%, 6/15/2010	435,000	296,888
American Railcar Industries, Inc., 7.5%, 3/1/2014	260,000	256,750
ARAMARK Corp.:
8.5%, 2/1/2015	370,000	374,625
8.856%**, 2/1/2015	315,000	316,575
Baldor Electric Co., 8.625%, 2/15/2017	230,000	239,775
Belden, Inc., 7.0%, 3/15/2017	225,000	228,375
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	220,000	215,050
144A, 6.75%, 5/1/2012	100,000	100,750
144A, 8.0%, 11/15/2014	135,000	140,400
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	265,000	272,950
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	750,000	705,000
Building Materials Corp. of America, 7.75%, 8/1/2014	315,000	270,900
Cenveo Corp., 7.875%, 12/1/2013	585,000	548,437
Congoleum Corp., 8.625%, 8/1/2008*	572,000	489,060
DRS Technologies, Inc.:
6.625%, 2/1/2016	120,000	118,800
6.875%, 11/1/2013	660,000	660,000
7.625%, 2/1/2018	775,000	792,437
Education Management LLC, 8.75%, 6/1/2014	220,000	227,150
Esco Corp.:
144A, 8.625%, 12/15/2013	460,000	468,050
144A, 9.569%**, 12/15/2013	260,000	260,000
General Cable Corp.:
7.125%, 4/1/2017	25,000	25,000
7.606%**, 4/1/2015	5,000	4,938
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013	180,000	174,600
Harland Clarke Holdings Corp., 9.5%, 5/15/2015	225,000	204,750
Iron Mountain, Inc., 8.75%, 7/15/2018	175,000	183,750
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	810,000	623,700
8.875%, 4/1/2012	885,000	646,050
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	180,000	180,000
7.625%, 12/1/2013	610,000	622,200
9.375%, 5/1/2012	560,000	593,600
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	165,000	167,063
9.5%, 10/1/2008	1,575,000	1,610,437
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	420,000	422,100
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	365,000	385,987
Panolam Industries International, Inc., 144A, 10.75%, 10/1/2013	135,000	128,250
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	895,000	895,000
R.R. Donnelley & Sons Co., 6.125%, 1/15/2017	1,769,000	1,781,779
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	52,000	57,200
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	205,000	211,663
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017	180,000	114,750
Sally Holdings LLC, 9.25%, 11/15/2014	275,000	276,375
Ship Finance International Ltd., 8.5%, 12/15/2013	220,000	224,950
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	350,000	335,125
144A, 7.375%, 11/1/2012	90,000	90,000
Terex Corp., 7.375%, 1/15/2014	125,000	125,625
Titan International, Inc., 8.0%, 1/15/2012	810,000	810,000
TransDigm, Inc., 7.75%, 7/15/2014	140,000	142,450
U.S. Concrete, Inc., 8.375%, 4/1/2014	255,000	232,050
United Rentals North America, Inc., 7.0%, 2/15/2014	465,000	492,900
Xerox Capital Trust I, 8.0%, 2/1/2027	195,000	191,995
		20,270,440
Information Technology 0.5%
Alion Science & Technology Corp., 10.25%, 2/1/2015	185,000	172,975
First Data Corp., 144A, 9.875%, 9/24/2015	520,000	497,900
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	225,000	212,906
L-3 Communications Corp.:
5.875%, 1/15/2015	760,000	741,000
Series B, 6.375%, 10/15/2015	345,000	345,000
Lucent Technologies, Inc., 6.45%, 3/15/2029	1,235,000	1,031,225
MasTec, Inc., 7.625%, 2/1/2017	330,000	320,100
Sanmina-SCI Corp.:
8.125%, 3/1/2016	145,000	127,238
144A, 8.444%**, 6/15/2010	185,000	185,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	430,000	422,475
SunGard Data Systems, Inc., 10.25%, 8/15/2015 (b)	840,000	875,700
Tyco Electronics Group SA:
144A, 6.55%, 10/1/2017	1,500,000	1,530,641
144A, 7.125%, 10/1/2037	1,500,000	1,568,176
Unisys Corp., 7.875%, 4/1/2008	500,000	497,500
Vangent, Inc., 144A, 9.625%, 2/15/2015	185,000	171,125
		8,698,961
Materials 1.0%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011	130,000	129,025
ARCO Chemical Co., 9.8%, 2/1/2020	2,110,000	2,067,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	470,000	312,550
Cascades, Inc., 7.25%, 2/15/2013	681,000	660,570
Chemtura Corp., 6.875%, 6/1/2016	415,000	396,325
Clondalkin Acquisition BV:
144A, 6.73%**, 12/15/2013, EUR	50,000	69,892
144A, 7.694%**, 12/15/2013	250,000	239,375
CPG International I, Inc.:
10.5%, 7/1/2013	630,000	630,000
12.13%**, 7/1/2012	140,000	140,000
Equistar Chemical LP, 10.625%, 5/1/2011	306,000	319,770
Exopack Holding Corp., 11.25%, 2/1/2014	760,000	769,500
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	365,000	399,675
GEO Specialty Chemicals, Inc., 144A, 13.728%**, 12/31/2009 (g)	1,462,000	1,198,840
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	160,000	156,000
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	230,000	216,200
Hexcel Corp., 6.75%, 2/1/2015	965,000	948,112
Huntsman LLC, 11.625%, 10/15/2010	1,160,000	1,229,600
Innophos, Inc., 8.875%, 8/15/2014	105,000	105,788
Jefferson Smurfit Corp., 8.25%, 10/1/2012	355,000	355,000
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	635,000	544,512
Lyondell Chemical Co.:
6.875%, 6/15/2017	1,125,000	1,237,500
10.5%, 6/1/2013	155,000	167,013
Massey Energy Co.:
6.625%, 11/15/2010	75,000	73,125
6.875%, 12/15/2013	340,000	321,300
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	330,000	305,250
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	115,000	89,125
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	290,000	282,750
Mueller Water Products, Inc., 7.375%, 6/1/2017	225,000	209,250
Neenah Foundry Co., 9.5%, 1/1/2017	65,000	59,800
NewMarket Corp., 7.125%, 12/15/2016	555,000	556,387
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	275,000	386,400
Pliant Corp., 11.625%, 6/15/2009 (PIK)	10	11
Radnor Holdings Corp., 11.0%, 3/15/2010*	120,000	900
Rhodia SA, 144A, 7.482%**, 10/15/2013 EUR	270,000	390,619
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	450,000	447,188
8.375%, 7/1/2012	225,000	225,000
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	715,000	715,000
The Mosaic Co., 144A, 7.375%, 12/1/2014	425,000	449,438
TriMas Corp., 9.875%, 6/15/2012	478,000	491,145
Witco Corp., 6.875%, 2/1/2026	180,000	147,825
Wolverine Tube, Inc., 10.5%, 4/1/2009	405,000	390,825
		17,834,385
Telecommunication Services 1.1%
American Cellular Corp., Series B, 10.0%, 8/1/2011	57,000	59,850
AT&T, Inc., 6.5%, 9/1/2037	2,250,000	2,373,345
BCM Ireland Preferred Equity Ltd., 144A, 11.574%**, 2/15/2017 (PIK) EUR	242,899	344,896
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	875,000	717,500
Centennial Communications Corp.:
10.0%, 1/1/2013	555,000	588,300
10.125%, 6/15/2013	180,000	191,250
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	490,000	491,225
8.375%, 1/15/2014	270,000	270,675
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	570,000	565,725
Dobson Cellular Systems, 9.875%, 11/1/2012	345,000	373,463
Embarq Corp., 7.995%, 6/1/2036	2,250,000	2,414,218
Embratel, Series B, 11.0%, 12/15/2008	100,000	105,780
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	50,000	49,750
Insight Midwest LP, 9.75%, 10/1/2009	75,000	75,094
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	45,000	45,675
9.25%, 6/15/2016	140,000	145,250
11.25%, 6/15/2016	435,000	467,625
Intelsat Corp., 9.0%, 6/15/2016	165,000	168,713
Intelsat Ltd., 5.25%, 11/1/2008	180,000	177,525
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	475,000	478,562
iPCS, Inc., 7.481%**, 5/1/2013	105,000	102,375
MetroPCS Wireless, Inc., 144A, 9.25%, 11/1/2014	515,000	511,137
Millicom International Cellular SA, 10.0%, 12/1/2013	1,020,000	1,097,775
Nortel Networks Ltd.:
144A, 9.493%**, 7/15/2011	425,000	419,688
144A, 10.125%, 7/15/2013	90,000	91,800
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	175,000	167,344
Qwest Corp., 7.25%, 9/15/2025	80,000	79,600
Rural Cellular Corp., 9.875%, 2/1/2010	410,000	427,425
Stratos Global Corp., 9.875%, 2/15/2013	180,000	189,000
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	495,000	519,131
Telefonica Emisiones SAU, 6.221%, 7/3/2017	3,750,000	3,879,457
US Unwired, Inc., Series B, 10.0%, 6/15/2012	515,000	550,847
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	405,000	595,462
8.75%, 4/15/2014	575,000	593,687
West Corp., 9.5%, 10/15/2014	265,000	272,288
		19,601,437
Utilities 1.1%
AES Corp.:
144A, 8.0%, 10/15/2017	475,000	479,156
144A, 8.75%, 5/15/2013	2,320,000	2,453,400
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	1,755,000	1,904,175
American Electric Power Co., Inc., Series C, 5.375%, 3/15/2010	3,000,000	3,017,337
CMS Energy Corp., 8.5%, 4/15/2011	1,055,000	1,131,220
DPL, Inc., 6.875%, 9/1/2011	1,500,000	1,574,706
Edison Mission Energy, 144A, 7.0%, 5/15/2017	395,000	386,112
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	710,000	717,987
Florida Power & Light Co., 5.55%, 11/1/2017	1,500,000	1,516,146
Mirant Americas Generation LLC, 8.3%, 5/1/2011	375,000	379,219
Mirant North America LLC, 7.375%, 12/31/2013	170,000	172,338
NRG Energy, Inc.:
7.25%, 2/1/2014	745,000	745,000
7.375%, 2/1/2016	1,540,000	1,536,150
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	880,000	937,170
Regency Energy Partners LP, 8.375%, 12/15/2013	315,000	331,537
Reliant Energy, Inc., 7.875%, 6/15/2017	440,000	443,850
Sierra Pacific Resources:
6.75%, 8/15/2017	530,000	512,701
8.625%, 3/15/2014	96,000	101,501
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	1,045,000	1,050,225
		19,389,930
Total Corporate Bonds (Cost $216,246,785)		214,034,343

Asset Backed 2.3%
Automobile Receivables 0.2%
Capital Auto Receivables Asset Trust, "B", Series 2006-1, 5.26%, 10/15/2010	1,643,000	1,655,417
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012	1,517,000	1,523,614
		3,179,031
Credit Card Receivables 1.7%
Capital One Multi-Asset Execution Trust, "A7", Series 2007-A7, 5.75%, 7/15/2020	6,562,000	6,623,278
Chase Issuance Trust, "A", Series 2007-A17, 5.12%, 10/15/2014	9,000,000	9,029,412
Citibank Credit Card Issuance Trust, "B5", Series 2007-B5, 5.384%**, 11/7/2014	6,750,000	6,750,000
MBNA Credit Card Master Note Trust, "B1", Series 2004-B1, 4.45%, 8/15/2016	8,500,000	7,971,516
		30,374,206
Home Equity Loans 0.4%
Countrywide Asset-Backed Certificates, "1AF2", Series 2005-17, 5.363%, 5/25/2036	2,066,000	2,049,354
Credit-Based Asset Servicing and Securitization, "AF2", Series 2006-CB2, 5.501%, 12/25/2036	4,839,000	4,782,197
		6,831,551
Total Asset Backed (Cost $40,250,927)		40,384,788

Mortgage Backed Securities Pass-Throughs 2.5%
Federal Home Loan Bank, 6.0%, 11/1/2021	1,415,114	1,431,974
Federal Home Loan Mortgage Corp.:
5.729%**, 4/1/2037	10,956,648	11,033,196
5.77%**, 10/1/2036	6,652,031	6,701,199
5.878%**, 11/1/2036	6,807,002	6,875,096
5.889%**, 9/1/2036	6,211,802	6,265,941
Federal National Mortgage Association:
4.5%, 11/1/2028 (h)	2,577,977	2,406,179
6.0%, 6/1/2035 (i)	7,300,000	7,352,469
6.5%, with various maturities from 4/1/2017 until 6/1/2017	945,793	967,812
8.0%, 9/1/2015	683,519	725,552
Government National Mortgage Association, 6.5%, 8/20/2034	433,931	446,440
Total Mortgage Backed Securities Pass-Throughs (Cost $44,251,517)		44,205,858

Commercial and Non-Agency Mortgage-Backed Securities 14.0%
Adjustable Rate Mortgage Trust, "3A31", Series 2005-10, 5.416%**, 1/25/2036	3,015,000	2,940,554
Banc of America Mortgage Securities, "2A6", Series 2004-G, 4.657%**, 8/25/2034	6,600,000	6,548,561
Bear Stearns Adjustable Rate Mortgage Trust:
"13A2", Series 2004-1, 4.288%**, 4/25/2034	7,575,399	7,395,279
"12A5", Series 2004-1, 4.364%**, 4/25/2034	6,457,669	6,392,409
Bear Stearns Commercial Mortgage Securities:
"A3", Series 2006-T24, 5.531%, 10/12/2041	5,200,000	5,184,628
"A4", Series 2007-PW17, 5.694%**, 6/11/2050	2,644,000	2,643,410
Citicorp Mortgage Securities, Inc., "2A1", Series 2006-5, 5.5%, 10/25/2021	19,317,463	19,033,747
Citigroup Commercial Mortgage Trust, "A5", Series 2004-C2, 4.733%, 10/15/2041	6,000,000	5,726,317
Citigroup Mortgage Loan Trust, Inc.:
"1A1A", Series 2007-AR5, 5.624%**, 4/25/2037	8,324,140	8,310,522
"1CB2", Series 2004-NCM2, 6.75%, 8/25/2034	831,107	850,586
Countrywide Alternative Loan Trust:
"A1", Series 2004-1T1, 5.0%, 2/25/2034	1,761,095	1,739,980
"1A5", Series 2003-J1, 5.25%, 10/25/2033	1,378,688	1,373,367
"4A3", Series 2005-43, 5.717%**, 10/25/2035	3,640,547	3,590,546
"1A4", Series 2006-43CB, 6.0%, 2/25/2037	3,792,279	3,825,005
"3A5", Series 2005-28CB, 6.0%, 8/25/2035	4,434,955	4,396,408
"A1", Series 2004-35T2, 6.0%, 2/25/2035	1,559,125	1,566,354
CS First Boston Mortgage Securities Corp., "A3", Series 2005-C5, 5.1%, 8/15/2038	6,000,000	5,895,008
First Horizon Alternative Mortgage Securities Trust, "1A7", Series 2006-FA8, 6.0%, 2/25/2037	6,375,000	6,311,445
First Horizon Mortgage Pass-Through Trust, "1A15", Series 2006-2, 6.0%, 8/25/2036	8,435,192	8,447,720
Greenwich Capital Commercial Funding Corp.:
"A4", Series 2005-GG3, 4.799%, 8/10/2042	6,000,000	5,711,732
"A2", Series 2007-GG9, 5.381%, 3/10/2039	3,750,000	3,745,267
"AM", Series 2007-GG11, 5.867%, 12/10/2049	7,500,000	7,537,133
GS Mortgage Securities Corp. II:
"AAB", Series 2006-GG8, 5.535%, 11/10/2039	5,300,000	5,276,367
"AM", Series 2007-GG10, 5.799%**, 8/10/2045	10,000,000	10,069,841
GSR Mortgage Loan Trust, "4A5", Series 2005-AR6, 4.55%**, 9/25/2035	3,110,000	3,058,111
JPMorgan Alternative Loan Trust, "2A4", Series 2006-S1, 5.5%, 2/25/2021	7,410,090	7,319,985
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A4", Series 2007-CB20, 5.794%, 8/12/2017	944,000	950,510
"AM", Series 2007-LD11, 5.819%**, 6/15/2049	10,000,000	10,057,965
LB-UBS Commercial Mortgage Trust:
"A2", Series 2006-C7, 5.3%, 11/15/2038	2,550,000	2,545,257
"A4", Series 2007-C6, 5.858%, 7/15/2040	4,431,000	4,488,433
Master Adjustable Rate Mortgages Trust, "2A1", Series 2007-1, 5.989%**, 11/25/2036	9,428,559	9,480,416
Master Alternative Loans Trust, "5A1", Series 2005-1, 5.5%, 1/25/2020	3,772,613	3,734,892
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A2", Series 2006-4, 5.112%, 12/12/2049	2,342,000	2,319,601
MLCC Mortgage Investors, Inc., "2A", Series 2005-2, 4.25%**, 10/25/2035	8,957,083	8,735,700
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	1,126,401	1,126,401
Structured Adjustable Rate Mortgage Loan Trust:
"6A3", Series 2005-21, 5.4%**, 11/25/2035	2,725,000	2,615,226
"5A1", Series 2005-18, 5.528%**, 9/25/2035	2,060,735	2,060,583
Structured Asset Securities Corp., "4A1", Series 2005-6, 5.0%, 5/25/2035	2,181,693	2,058,292
Wachovia Bank Commercial Mortgage Trust, "APB", Series 2006-C23, 5.446%, 1/15/2045	5,900,000	5,849,067
Wachovia Mortgage Loan Trust LLC, "1A1", Series 2006-A, 5.475%**, 5/20/2036	16,501,154	16,500,208
Washington Mutual Mortgage Pass-Through Certificates Trust:
"A6", Series 2003-AR10, 4.056%**, 10/25/2033	5,235,000	5,192,154
"1A6", Series 2005-AR12, 4.835%**, 10/25/2035	5,590,000	5,531,628
"1A3", Series 2005-AR16, 5.102%**, 12/25/2035	3,005,000	2,972,064
Wells Fargo Mortgage Backed Securities Trust:
"A3", Series 2006-1, 5.0%, 3/25/2021	4,526,267	4,410,281
"A1", Series 2005-6, 5.25%, 8/25/2035	7,802,849	7,647,111
"1A1", Series 2006-AR12, 6.025%**, 9/25/2036	6,490,374	6,563,998
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $250,366,598)		249,730,069

Collateralized Mortgage Obligations 2.4%
Fannie Mae Whole Loan, "1A1", Series 2004-W15, 6.0%, 8/25/2044	1,553,703	1,580,233
Federal Home Loan Mortgage Corp.:
"OS", Series 3102, Principal Only, Zero Coupon, 1/15/2036	12,100,000	9,413,159
"DE", Series 3027, 5.0%, 9/15/2025	7,500,000	6,979,114
Federal National Mortgage Association, "CA", Series 2003-2, 5.0%, 12/25/2016	12,513,699	12,435,300
Government National Mortgage Association:
"CK", Series 2007-31, 5.0%, 5/16/2037	7,500,000	7,106,014
"Z" Series, 2007- 72, 5.5%, 9/20/2035	5,326,025	4,724,054
Total Collateralized Mortgage Obligations (Cost $42,158,458)		42,237,874

Senior Bank Loans** 0.6%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 6.388%, 4/2/2014	129,350	125,469
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 7.013%, 12/19/2013	190,000	181,545
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 11.888%, 6/4/2010*	233,333	23,333
Bausch & Lomb, Inc., Term Loan B, LIBOR plus 3.25%, 7.888%, 4/11/2015

	380,000	381,165
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	43,000	39,044
Term Loan B, 7.74%, 11/1/2013	332,000	301,456
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 7.388%, 7/6/2014	235,000	226,531
Energy Future Holdings Corp.:
Term Loan B1, LIBOR plus 3.5%, 8.138%, 10/10/2014	2,180,000	2,180,000
Term Loan B3, LIBOR plus 3.5%, 8.138%, 10/10/2014	1,415,000	1,415,891
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 7.388%, 9/17/2014	760,000	732,819
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.888%, 9/16/2013	140,000	135,800
Golden Nugget, Inc., 8.3%, 6/16/2014	280,000	263,900
HCA, Inc., Term Loan A1, 7.19%, 11/18/2012	786,700	761,915
IASIS Healthcare LLC, 10.315%, 6/13/2014	210,870	205,598
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.888%, 5/7/2013	139,650	135,460
Longview Power LLC:
Demand Draw, 7.125%, 4/1/2014	46,046	45,125
Letter of Credit, 7.5%, 4/1/2014	27,000	26,460
Term Loan B, 8.0%, 4/1/2014	81,000	79,380
Rail America, Inc., 7.81%, 10/2/2008	350,000	347,813
Riverdeep Bank, 11.937%, 12/15/2007	278,053	276,663
Sabre, Inc., Term Loan B, LIBOR plus 2.25%, 6.888%, 9/30/2014	218,657	208,134
Symbion, Inc.:
Term Loan A, 8.003%, 8/23/2013	115,000	111,837
Term Loan B, 8.003%, 8/23/2014	115,000	111,694
Telesat Canada, Inc.:
Term I Loan, LIBOR plus 3.0%, 7.638%, 10/31/2014	654,094	649,480
Senior Bridge Loan, LIBOR plus 3.0%, 7.638%, 10/31/2014	710,000	694,025
Tribune Co., Term Loan B, 8.244%, 5/24/2014	448,875	418,055
Total Senior Bank Loans (Cost $10,326,607)		10,078,592

Government & Agency Obligations 1.4%
US Government Sponsored Agencies 0.7%
Federal Home Loan Mortgage Corp.:
5.5%, 8/20/2012	3,000,000	3,109,497
5.5%, 8/23/2017 (b)	9,000,000	9,372,177
		12,481,674
US Treasury Obligations 0.7%
US Treasury Bills:
3.7%***,1/17/2008 (d)	3,907,000	3,875,134
3.735%***, 1/17/2008 (d)	75,000	74,401
3.79%***, 1/17/2008 (d)	48,000	47,611
US Treasury Bond, 5.5%, 8/15/2028 (b)	8,470,000	9,253,475
		13,250,621
Total Government & Agency Obligations (Cost $25,171,289)		25,732,295
	Units	Value ($)

Other Investments 0.1%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	506,000	440,220
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	800,000	464,000
Total Other Investments (Cost $1,074,833)		904,220
	Shares	Value ($)

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 5.26% (e) (f) (Cost $18,163,275)	18,163,275	18,163,275

Cash Equivalents 3.9%
Cash Management QP Trust, 5.06% (e) (Cost $69,229,049)	69,229,049	69,229,049
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,526,666,676)+	100.0	1,775,342,936
Other Assets and Liabilities, Net	0.0	(412,442)
Net Assets	100.0	1,774,930,494
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or the interest or has filed for bankruptcy. The following table represents bonds that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	11.888%	6/4/2010	233,333	USD	233,333	23,333
Congoleum Corp.	8.625%	8/1/2008	572,000	USD	573,205	489,060
Grupo Iusacell SA de CV	10.0%	7/15/2004	50,000	USD	41,500	49,750
Radnor Holdings Corp.	11.0%	3/15/2010	120,000	USD	85,083	900
					933,121	563,043
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of October 31, 2007.
*** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,541,723,334. At October 31, 2007, net unrealized appreciation for all securities based on tax cost was $233,619,602. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $277,290,907 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,671,305.
(a) Principal amount stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2007, amounted to $17,413,152 which is 1.0% of net assets.
(c) When-issued security.
(d) At October 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending.
(g) Security has a deferred interest payment of $45,484 from April 1, 2006.
(h) At October 31, 2007, this security has been pledged, in whole or in part, as collateral for open credit default swaps.
(i) Mortgage dollar roll.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Principal Only: Principal only (PO) bonds represent the "principal only" portion of payment on a pool of underlying mortgages or mortgage backed securities.

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

REIT: Real Estate Investment Trust.

At October 31, 2007, the Fund had unfunded loan commitments of $203,866, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Bausch & Lomb, Inc., Term Delay Draw, 4/11/2015	94,763	95,297	534
Longview Power LLC, Term Delay Draw, 4/1/2014	54,316	54,835	519
Telesat Canada, Inc., Term Delay Draw, 10/31/2014	54,787	55,511	724
Total	203,866	205,643	1,777

At October 31, 2007, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	12/18/2007	51	6,055,719	6,089,335	33,616
10 Year Japanese Government Bond	12/11/2007	4	4,693,029	4,715,122	22,093
5 Year US Treasury Note	12/31/2007	400	42,894,185	42,937,500	43,315
10 Year US Treasury Note	12/19/2007	404	44,514,244	44,446,313	(67,931)
Russell 2000 Index	12/20/2007	14	5,666,533	5,826,100	159,567
S&P 500 Index	12/20/2007	12	4,632,101	4,664,700	32,599
United Kingdom Treasury Bond	12/27/2007	34	7,561,859	7,585,704	23,845
Total unrealized appreciation					247,104

At October 31, 2007, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
10 Year Australian Bond	12/17/2007	69	6,497,307	6,338,968	158,339
10 Year Federal Republic of Germany Bond	12/6/2007	104	17,093,927	17,073,062	20,865
10 Year Swap	12/17/2007	100	10,687,500	10,805,946	118,446
Total unrealized appreciation					297,650

At October 31, 2007, open credit default swap contracts sold were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/5/2007 12/20/2012	4,500,000[1]	Fixed — 0.45%	CenturyTel, Inc., 7.875%, 8/15/2012	4,054
9/25/2007 12/14/2049	3,750,000[2]	Fixed — 0.08%	CMBX Index	(5,575)
10/4/2007 12/20/2008	235,000[3]	Fixed — 3.10%	Ford Motor Co., 6.5%, 8/1/2018	(61)
10/5/2007 12/20/2008	140,000[2]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	33
10/22/2007 12/20/2008	470,000[1]	Fixed — 3.05%	Ford Motor Co., 6.5%, 8/1/2018	(907)
10/13/2007 12/20/2009	265,000[4]	Fixed — 3.85%	Ford Motor Co., 6.5%, 8/1/2018	(2,651)
10/18/2007 12/20/2012	4,500,000[1]	Fixed — 0.67%	Gannett Co., Inc., 6.375%, 4/1/2012	1,964
10/4/2007 12/20/2008	250,000[5]	Fixed — 2.60%	General Motors Corp., 7.125%, 7/15/2013	270
10/22/2007 12/20/2008	470,000[1]	Fixed — 3.06%	General Motors Corp., 7.125%, 7/15/2013	2,496
10/3/2007 12/20/2008	235,000[2]	Fixed — 3.20%	General Motors Corp., 7.125%, 7/15/2013	1,969
10/05/2007 12/20/2012	4,500,000[1]	Fixed — 1.15%	Windstream Corp., 8.125%, 8/1/2013	(74,633)
10/31/2007 12/20/2012	4,500,000[3]	Fixed — 1.40%	CDX N.A. Investment Grade High Volatility	(713)
Total net unrealized depreciation				(73,754)
Counterparty: [1] Lehman Brothers, Inc. [2] JPMorgan Chase [3] Goldman Sachs & Co. [4] Merrill Lynch Government Securities, Inc. [5] Citigroup Global Markets, Inc.

CMBX: Commercial Mortgage-Backed Securities Index

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

As of October 31, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
JPY	1,136,405,000	USD	10,065,589	12/18/2007	158,467
USD	846,751	AUD	980,000	12/18/2007	63,557
USD	4,441,971	CAD	4,575,000	12/18/2007	402,293
USD	8,874,554	EUR	6,381,000	12/18/2007	374,749
USD	12,881,177	GBP	6,354,000	12/18/2007	310,222
USD	110,332	SEK	717,000	12/18/2007	2,635
USD	10,217,317	SGD	15,353,000	12/18/2007	428,077
Total unrealized appreciation					1,740,000
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
EUR	2,108,150	USD	2,996,187	11/28/2007	(59,008)
CHF	14,265,000	USD	12,127,777	12/18/2007	(226,531)
SEK	14,098,000	USD	2,112,851	12/18/2007	(108,366)
Total unrealized depreciation					(393,905)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen SEK Swedish Krona SGD Singapore Dollar USD United States Dollar

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2007
Assets
Investments: Investments in securities, at value (cost $1,439,274,352) — including $17,413,152 of securities loaned	$ 1,687,950,612
Investment in Daily Assets Fund Institutional (cost $18,163,275)*	18,163,275
Investment in Cash Management QP Trust (cost $69,229,049)	69,229,049
Total investments, at value (cost $1,526,666,676)	1,775,342,936
Cash	1,074,734
Foreign currency, at value (cost $1,105,065)	1,129,482
Receivable for investments sold	29,417,434
Dividends receivable	723,174
Interest receivable	6,548,679
Receivable for Fund shares sold	90,946
Net receivable on closed forward foreign currency exchange contracts	51,416
Unrealized appreciation on forward foreign currency exchange contracts	1,740,000
Unrealized appreciation on unfunded loan commitments	1,777
Foreign taxes recoverable	31,887
Other assets	25,596
Total assets	1,816,178,061
Liabilities
Payable upon return of securities loaned	18,163,275
Payable for investments purchased	8,962,788
Payable for investments purchased — mortgage dollar rolls	7,335,987
Payable for investments purchased — when-issued security	470,000
Payable for Fund shares redeemed	1,367,713
Payable for variation margin on open futures contracts	177,650
Open credit defaut swap contracts payable	1,939,223
Unrealized depreciation on forward foreign currency exchange contracts	393,905
Unrealized depreciation on credit default swap contract	73,754
Accrued management fee	709,937
Other accrued expenses and payables	1,653,335
Total liabilities	41,247,567
Net assets, at value	$ 1,774,930,494
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2007 (continued)
Net Assets Consist of
Undistributed net investment income	6,929,636
Net unrealized appreciation (depreciation) on: Investments	248,676,260
Futures	544,754
Credit default swaps	(73,754)
Unfunded loan commitments	1,777
Foreign currency	1,424,320
Accumulated net realized gain (loss)	(6,495,396)
Paid-in capital	1,523,922,897
Net assets, at value	$ 1,774,930,494
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($1,298,919,605 ÷ 126,770,685 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.25
Maximum offering price per share (100 ÷ 94.25 of $10.25)	$ 10.88

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($52,009,814 ÷ 5,049,937 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.30

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($30,960,006 ÷ 3,028,012 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.22
Class S Net Asset Value, offering and redemption price(a) per share ($392,624,083 ÷ 38,309,391 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.25
Institutional Class Net Asset Value, offering and redemption price(a) per share ($416,986 ÷ 40,638 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.26
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,953)	$ 18,198,328
Interest (net of foreign taxes withheld of $8,920)	40,930,337
Interest — Cash Management QP Trust	4,484,531
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	388,663
Total Income	64,001,859
Expenses: Management fee	8,509,900
Services to shareholders	3,521,206
Distribution and service fees	4,151,983
Custodian fee	100,356
Professional fees	120,021
Reports to shareholders	288,880
Registration fees	78,873
Trustees' fees and expenses	68,349
Other	127,511
Total expenses before expense reductions	16,967,079
Expense reductions	(594,935)
Total expenses after expense reductions	16,372,144
Net investment income (loss)	47,629,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	140,293,746
Futures	2,122,510
Credit default swaps	(1,389,636)
Written options	(25,020)
Foreign currency	656,653
Payments by affiliates (See Note G)	33,397
141,691,650
Change in net unrealized appreciation (depreciation) on: Investments	(33,251,265)
Futures	456,132
Credit default swaps	(114,953)
Unfunded loan commitments	1,777
Foreign currency	1,506,793
(31,401,516)
Net gain (loss)	110,290,134
Net increase (decrease) in net assets resulting from operations	$ 157,919,849

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2007	2006
Operations: Net investment income (loss)	$ 47,629,715	$ 50,608,941
Net realized gain (loss)	141,691,650	85,201,349
Change in net unrealized appreciation (depreciation)	(31,401,516)	60,267,337
Net increase (decrease) in net assets resulting from operations	157,919,849	196,077,627
Distributions to shareholders from: Net investment income: Class A	(42,404,195)	(32,216,498)
Class B	(1,884,282)	(1,662,183)
Class C	(744,003)	(525,389)
Class R	—	(26,565)
Class AARP	—	(5,561,392)
Class S	(13,552,448)	(5,181,344)
Institutional Class	(14,803)	(10,888)
Fund share transactions: Proceeds from shares sold	85,392,368	98,687,140
Reinvestment of distributions	54,493,897	41,986,061
Cost of shares redeemed	(354,693,520)	(463,148,805)
Redemption fees	11,529	6,059
Net increase (decrease) in net assets from Fund share transactions	(214,795,726)	(322,469,545)
Increase (decrease) in net assets	(115,475,608)	(171,576,177)
Net assets at beginning of period	1,890,406,102	2,061,982,279
Net assets at end of period (including undistributed net investment income of $6,929,636 and $15,539,777, respectively)	$ 1,774,930,494	$ 1,890,406,102

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.70	$ 8.99	$ 8.68	$ 8.44	$ 7.62
Income (loss) from investment operations: Net investment income[a]	.26	.23[d]	.21	.13	.13
Net realized and unrealized gain (loss)	.61	.69	.31	.26	.83
Total from investment operations	.87	.92	.52	.39	.96
Less distributions from: Net investment income	(.32)	(.21)	(.21)	(.15)	(.14)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.25	$ 9.70	$ 8.99	$ 8.68	$ 8.44
Total Return (%)[b]	9.08[c]	10.40[c,d]	5.97[c]	4.59	12.69
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,299	1,367	1,459	1,620	1,764
Ratio of expenses before expense reductions (%)	.92	.97	.98	1.03	1.06
Ratio of expenses after expense reductions (%)	.92	.92	.96	1.03	1.06
Ratio of net investment income (%)	2.59	2.56[d]	2.40	1.55	1.64
Portfolio turnover rate (%)	188[e]	98[e]	158[e]	81[e]	108
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Class B Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.75	$ 9.01	$ 8.69	$ 8.44	$ 7.62
Income (loss) from investment operations: Net investment income[a]	.24	.21[d]	.16	.06	.06
Net realized and unrealized gain (loss)	.60	.70	.30	.25	.82
Total from investment operations	.84	.91	.46	.31	.88
Less distributions from: Net investment income	(.29)	(.17)	(.14)	(.06)	(.06)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.30	$ 9.75	$ 9.01	$ 8.69	$ 8.44
Total Return (%)[b]	8.79[c]	10.18[c,d]	5.30[c]	3.71[c]	11.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	52	77	114	178	248
Ratio of expenses before expense reductions (%)	1.89	1.99	1.94	1.94	1.97
Ratio of expenses after expense reductions (%)	1.13	1.16	1.54	1.93	1.97
Ratio of net investment income (%)	2.37	2.32[d]	1.82	.65	.73
Portfolio turnover rate (%)	188[e]	98[e]	158[e]	81[e]	108
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Class C Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.68	$ 8.97	$ 8.66	$ 8.42	$ 7.60
Income (loss) from investment operations: Net investment income[a]	.18	.16[d]	.14	.06	.06
Net realized and unrealized gain (loss)	.59	.69	.30	.25	.83
Total from investment operations	.77	.85	.44	.31	.89
Less distributions from: Net investment income	(.23)	(.14)	(.13)	(.07)	(.07)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.22	$ 9.68	$ 8.97	$ 8.66	$ 8.42
Total Return (%)[b]	8.05	9.52[d]	5.09[c]	3.65	11.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	33	38	50	57
Ratio of expenses before expense reductions (%)	1.75	1.77	1.86	1.90	1.93
Ratio of expenses after expense reductions (%)	1.75	1.76	1.78	1.89	1.93
Ratio of net investment income (%)	1.75	1.72[d]	1.58	.69	.77
Portfolio turnover rate (%)	188[e]	98[e]	158[e]	81[e]	108
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Class S Years Ended October 31,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.71	$ 8.99	$ 8.98
Income (loss) from investment operations: Net investment income[b]	.28	.25[d]	.14
Net realized and unrealized gain (loss)	.60	.70	.04
Total from investment operations	.88	.95	.18
Less distributions from: Net investment income	(.34)	(.23)	(.17)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 10.25	$ 9.71	$ 8.99
Total Return (%)[c]	9.17	10.76[d]	1.97**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	393	411	153
Ratio of expenses before expense reductions (%)	.73	.85	.79*
Ratio of expenses after expense reductions (%)	.73	.74	.74*
Ratio of net investment income (%)	2.78	2.74[d]	2.43*
Portfolio turnover rate (%)[e]	188	98	158
[a] For the period from March 14, 2005 (commencement of sales of Class S shares) to October 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96% and 156% for the years ended October 31, 2007 and 2006 and the period ended October 31, 2005, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.72	$ 9.01	$ 8.70	$ 8.45	$ 7.63
Income (loss) from investment operations: Net investment income[a]	.29	.26[c]	.24	.16	.16
Net realized and unrealized gain (loss)	.60	.69	.31	.26	.83
Total from investment operations	.89	.95	.55	.42	.99
Less distributions from: Net investment income	(.35)	(.24)	(.24)	(.17)	(.17)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 10.26	$ 9.72	$ 9.01	$ 8.70	$ 8.45
Total Return (%)	9.32[b]	10.76[b,c]	6.32[b]	5.01[b]	13.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.42	.42	.39	.35	.41
Ratio of expenses before expense reductions (%)	.68	.74	.69	.73	.67
Ratio of expenses after expense reductions (%)	.61	.60	.62	.69	.67
Ratio of net investment income (%)	2.89	2.88[c]	2.74	1.89	2.03
Portfolio turnover rate (%)	188[d]	98[d]	158[d]	81[d]	108
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.07% lower.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions were 178%, 96%, 156% and 74% for the years ended October 31, 2007, 2006, 2005 and 2004, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Balanced Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. On November 20, 2006, the Fund's Class R shares were converted into Class A shares.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, administration fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the average of the means based on the most recent bid or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to
Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund, if any, is recorded as an asset on the statement of assets and liabilities. An upfront payment received by the Fund, if any, is recorded as a liability on the statement of assets and liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semiannually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the statement of operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Senior Bank Debt. Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2007, the Fund fully utilized its prior year capital loss carryforward of $130,858,000.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage backed securities, premium amortization on debt securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 7,946,248
Undistributed net long-term capital gains	$ 8,762,431
Net unrealized appreciation (depreciation) on investments	$ 233,619,602

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2007	2006
Distributions from ordinary income	$ 58,599,731	$ 45,184,259

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended October 31, 2007, purchases and sales of investment securities (excluding short-term investments and US Treasury securities and mortgage dollar rolls) aggregated $2,406,035,015 and $2,534,456,892, respectively. Purchases and sales of US Treasury securities aggregated $693,846,004 and $769,579,312, respectively. Mortgage dollar rolls aggregated $176,482,934 and $168,826,648, respectively.

For the year ended October 31, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	3,600,000	5,400
Options closed	(2,700,000)	(4,275)
Options expired	(900,000)	(1,125)
Options exercised	—	—
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.470%
Next $500 million of such net assets	.445%
Next $1.5 billion of such net assets	.410%
Next $2.0 billion of such net assets	.400%
Next $2.0 billion of such net assets	.390%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.370%
Over $12.5 billion of such net assets	.360%

Accordingly, for the year ended October 31, 2007, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.47% of the Fund's average daily net assets.

For the period from November 1, 2006 through the expiration dates noted below, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) to the extent necessary to maintain the operating expenses of each class as follows:

		Expiration Date
Class A	.93%	November 17, 2008
Class B	1.88%	March 13, 2008
Class C	1.80%	March 13, 2008
Institutional Class	.61%	March 13, 2008
Class S	.74%	July 14, 2009

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2007
Class A	$ 1,764,054	$ 13,358	$ 355,561
Class B	218,184	4,985	112,802
Class C	64,449	—	14,005
Class R	190	—	—
Class S	733,760	8,947	198,149
Institutional Class	578	296	98
	$ 2,781,215	$ 27,586	$ 680,615

Distribution and Service Fees. Under the Fund's Class B, C and R 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R (through November 20, 2006) shares, respectively. DWS-SDI has voluntarily agreed to waive the 0.75% 12b-1 Distribution fee for Class B shares only. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R (through November 20, 2006) shares. For the year ended October 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Waived	Unpaid at October 31, 2007
Class B	$ 476,220	$ 476,220	$ —
Class C	239,792	—	22,019
Class R	220	—	—
	$ 716,232	$ 476,220	$ 22,019

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R (through November 20, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2007	Annual Effective Rate
Class A	$ 3,201,245	$ 248,779.24%
Class B	156,038	9,263.25%
Class C	78,260	5,611.24%
Class R	208	—	.24%
	$ 3,435,751	$ 263,653

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2007 aggregated $48,041.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2007, the CDSC for Class B and C shares aggregated $144,843 and $2,631, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $44,880, of which $9,424 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

For the year ended October 31, 2007, the Advisor agreed to reimburse the Fund $18,425, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2007, the Fund's custodian fees were reduced by $2,508 and $70,196, respectively, for the custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,003,478	$ 59,764,564	7,403,914	$ 68,971,373
Class B	381,489	3,819,268	487,663	4,569,121
Class C	471,227	4,709,936	426,944	3,963,326
Class R+	1,204	11,715	330,317	3,055,069
Class S	1,710,188	17,066,885	1,247,306	11,658,658
Class AARP*	—	—	693,700	6,444,789
Institutional Class	1,972	20,000	2,622	24,804
		$ 85,392,368		$ 98,687,140
Shares issued to shareholders in reinvestment of distributions
Class A	3,975,953	$ 39,554,424	3,245,884	$ 30,019,556
Class B	182,391	1,822,451	172,216	1,599,340
Class C	65,448	650,040	49,942	460,873
Class R+	—	—	2,870	26,565
Class S	1,251,572	12,452,182	526,372	4,890,632
Class AARP*	—	—	540,906	4,978,207
Institutional Class	1,486	14,800	1,176	10,888
		$ 54,493,897		$ 41,986,061
Shares redeemed
Class A	(24,253,406)	$ (241,474,944)	(32,034,739)	$ (298,644,113)
Class B	(3,389,402)	(33,833,017)	(5,449,831)	(50,878,229)
Class C	(933,811)	(9,264,856)	(1,312,329)	(12,211,427)
Class R+	(991)	(9,663)	(291,903)	(2,708,993)
Class S	(7,033,396)	(70,047,109)	(6,192,808)	(57,928,153)
Class AARP*	—	—	(4,377,881)	(40,743,477)
Institutional Class	(6,484)	(63,931)	(3,626)	(34,413)
		$ (354,693,520)		$ (463,148,805)
Shares converted
Class A+	173,622	$ 1,706,679	—	$ —
Class R+	(173,657)	(1,706,679)	—	—
Class AARP*	—	—	(29,774,004)	(269,500,186)
Class S*	—	—	29,747,714	269,500,186
		$ —		$ —
Redemption fees		$ 11,529		$ 6,059
Net increase (decrease)
Class A	(14,100,353)	$ (140,445,670)	(21,384,941)	$ (199,649,177)
Class B	(2,825,522)	(28,191,230)	(4,789,952)	(44,709,454)
Class C	(397,136)	(3,904,840)	(835,443)	(7,786,673)
Class R+	(173,444)	(1,704,627)	41,284	372,641
Class S	(4,071,636)	(40,520,228)	25,328,584	228,122,194
Class AARP*	—	—	(32,917,279)	(298,820,355)
Institutional Class	(3,026)	(29,131)	172	1,279
		$ (214,795,726)		$ (322,469,545)
+ On June 28, 2006, the Board of the Fund approved the conversion of Class R shares of the Fund into Class A shares of the Fund. This conversion was completed on November 20, 2006, and Class R shares are no longer offered.
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006, and Class AARP shares are no longer offered.

G. Payments made by Affiliates

During the year ended October 31, 2007, the Advisor fully reimbursed the Fund $33,397 for a loss incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Balanced Fund:

We have audited the accompanying statement of assets and liabilities of DWS Balanced Fund (the "Fund"), including the investment portfolio, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Balanced Fund at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2007

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $9,639,000 as capital gain dividends for its year ended October 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 29% of the income dividends paid during the Fund's fiscal year ended October 31, 2007, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $21,411,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance, including the Fund's lower exposure to international equities relative to its peers, and the steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for Class A shares that expires on November 18, 2008, expense caps for Class B, Class C and Institutional Class shares that expire on March 14, 2008 and an expense cap for Class S shares that expires on July 15, 2009, showed that the Fund's management fee rate was at the 9th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 16th percentile for Class A shares, the 37th percentile for Class B shares, the 29th percentile for Class C shares, the 8th percentile for Institutional Class shares and the 24th percentile for Class S shares. The Board noted that the 0.75% 12b-1 distribution fee for Class B shares is currently being waived. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses for Class A shares until November 18, 2008, for Class B, Class C and Institutional Class shares until March 14, 2008 and for Class S shares until July 15, 2009.

On the basis of the information provided, the Board concluded that management fees, coupled with the expense caps, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	57
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	57
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	57
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	57
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	57
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	57
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		57
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	60
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, October 31, 2007, DWS Balanced Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS BALANCED FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$54,420	$0	$7,435	$0
2006	$55,170	$0	$7,523	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$7,435	$486,614	$1,129,726	$1,623,775
2006	$7,523	$316,254	$891,699	$1,215,476

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Balanced Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 28, 2007